This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Execution Version DISBURSEMENT AGREEMENT among WILMINGTON TRUST, NATIONAL ASSOCIATION, as Disbursement Agent and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and SUNSEEKER FLORIDA, INC., as Borrower dated as of October 13, 2021 TABLE OF CONTENTS Page 1. DEFINITIONS AND RULES OF INTERPRETATION .............................................................1 1.1 Definitions ..........................................................................................................................1 1.2 Rules of Interpretation ................................................................................................... 13 2. APPOINTMENT OF DISBURSEMENT AGENT; ESTABLISHMENT OF ACCOUNTS; RELATED PROVISIONS ............................................................................................................ 13 2.1 Appointment of the Disbursement Agent ...................................................................... 13 2.2 Establishment and Funding of Accounts ...................................................................... 13 2.3 Acknowledgment of Security Interest; Control ............................................................ 14 2.4 Account Management ..................................................................................................... 14 3. CERTAIN RESPONSIBILITIES OF THE DISBURSEMENT AGENT ................................ 14 3.1 Disbursements ................................................................................................................. 14 3.2 Transfer of Funds at Direction of the Administrative Agent ...................................... 15 3.3 Payment of Compensation .............................................................................................. 15 3.4 Periodic Review ............................................................................................................... 15 3.5 Special Procedures for Unpaid Contractors ................................................................. 17 4. DISBURSEMENTS ....................................................................................................................... 17 4.1 Procedure for Disbursements and Approvals............................................................... 17 4.2 Use of Disbursed Funds and Borrower’s and Guarantor’s Payment of Project Costs from Other Sources ................................................................................. 22 4.3 Disbursement of Funds Following Substantial Completion ........................................ 22 4.4 Final Disbursement ......................................................................................................... 22 5. REPRESENTATIONS AND WARRANTIES ............................................................................ 22 5.1 Existing Unincorporated Materials ............................................................................... 22 5.2 Sufficiency of Interests and Project Documents ........................................................... 23 5.3 Project Budget ................................................................................................................. 23 5.4 Reserved ........................................................................................................................... 23 5.5 Force Majeure ................................................................................................................. 23 5.6 Project Schedule .............................................................................................................. 24 5.7 Plans and Specifications ................................................................................................. 24 5.8 Construction of Project .................................................................................................. 24 6. COVENANTS ................................................................................................................................ 24 6.1 Amendments to Project Budget ..................................................................................... 24 6.2 Material Construction Contract Amendment Process ................................................ 25 6.3 Key Construction and Design Contracts ....................................................................... 25 6.4 Disbursement Agent and Administrative Agent Not Responsible .............................. 26 6.5 Required Equity Amount ............................................................................................... 26 6.6 Final Plans and Specifications; Material Change Orders ........................................... 26 6.7 Final Completion Covenants .......................................................................................... 27 6.8 Application of Casualty Event Proceeds ....................................................................... 27 6.9 Reports ............................................................................................................................. 27 6.10 Notices .............................................................................................................................. 28 6.11 New Permits and Permit Modifications ........................................................................ 28 6.12 Retainage Amounts ......................................................................................................... 28 6.13 Utility Easement Modifications ...................................................................................... 28 6.14 Project Schedule Amendments ...................................................................................... 28 7. EVENTS OF DEFAULT .............................................................................................................. 28 8. LIMITATION OF LIABILITY ................................................................................................... 29 9. INDEMNITY ................................................................................................................................. 31 ii 10. TERMINATION ........................................................................................................................... 31 11. SUBSTITUTION OR RESIGNATION OF THE DISBURSEMENT AGENT ....................... 31 11.1 Procedure ......................................................................................................................... 31 11.2 Successor Disbursement Agent by Merger, etc. ........................................................... 32 11.3 Eligibility; Disqualification ............................................................................................ 32 12. MISCELLANEOUS ...................................................................................................................... 33 12.1 Delay and Waiver ............................................................................................................ 33 12.2 Invalidity .......................................................................................................................... 33 12.3 No Authority .................................................................................................................... 33 12.4 Assignment....................................................................................................................... 33 12.5 Benefit .............................................................................................................................. 33 12.6 Entire Agreement; Amendments ................................................................................... 33 12.7 Notices .............................................................................................................................. 34 12.8 Counterparts ................................................................................................................... 34 12.9 Right to Consult Counsel ................................................................................................ 34 12.10 Choice of Law .................................................................................................................. 35 12.11 Consent to Jurisdiction ................................................................................................... 35 12.12 Further Assurances ......................................................................................................... 35 12.13 Reinstatement .................................................................................................................. 35 12.14 WAIVER OF JURY TRIAL .......................................................................................... 36 12.15 Substitution of Accounts ................................................................................................. 36 12.16 Confidentiality ................................................................................................................. 36 12.17 Force Majeure Event ...................................................................................................... 36 12.18 Severability ...................................................................................................................... 36 iii TABLE OF EXHIBITS Exhibit A Form of Disbursement Request B Reserved C Form of Project Budget Amendment Certificate D Form of Material Construction Contract Amendment Certificate E-1 Form of Borrower’s Completion Certificate E-2 Form of Borrower’s Final Completion Certificate F Forms of Consents to Collateral Assignment G Form of Final Plans and Specifications Amendment Certificate H List of Key Construction and Design Contracts

1 DISBURSEMENT AGREEMENT This DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is dated as of October 13, 2021 (the “Closing Date”) by and among WILMINGTON TRUST, NATIONAL ASSOCIATION, as disbursement agent (together with any successor disbursement agent permitted hereunder, the “Disbursement Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent under the Credit Agreement (as defined below) (together with its successors and assigns in such capacity from time to time under the Credit Agreement, the “Administrative Agent”) and SUNSEEKER FLORIDA, INC., a Florida corporation (the “Borrower”). RECITALS A. Project. The Borrower desires to design, develop, construct, equip, finance, own and operate a hotel and resort facility to be located in Port Charlotte, Florida (the “Project”). B. Credit Facilities. Concurrently herewith, the Lenders (as defined below) under that certain Credit Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, by and among the Borrower, the Administrative Agent, the financial institutions from time to time party thereto in the capacity of lenders (collectively, the “Lenders”) and Castlelake Lending Opportunities, L.L.C., a Delaware limited liability company, in its capacity as facility manager (the “Facility Manager”), are providing commitments to extend certain credit facilities to the Borrower, in an aggregate principal amount not to exceed Three Hundred Fifty Million Dollars ($350,000,000), consisting of (i) One Hundred Seventy Five Million Dollars ($175,000,000) aggregate principal amount of term loans to be funded on the Initial Funding Date (the “Initial Loan Disbursement”) and (ii) up to One Hundred Seventy Five Million Dollars ($175,000,000) aggregate principal amount of delayed- draw term loans to be funded in accordance with the terms of the Credit Agreement and the terms hereof (collectively, the “Future Loan Disbursements”; together with the Initial Loan Disbursement, collectively, the “Credit Facilities”). C. Purpose. The parties have entered into this Agreement in order to set forth (i) the conditions upon which, and the manner in which, funds will be disbursed from the Accounts to pay Project Costs and other expenses and (ii) certain representations, warranties and covenants of the Borrower. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Definitions and Rules of Interpretation. 1.1 Definitions. The terms identified below in this Section 1 shall have the meanings herein specified and capitalized terms not otherwise identified in this Section 1 shall have the meanings given in the Credit Agreement. 2 “Account Bank” means (i) with respect to the Borrower Account, Bank of America, N.A., and (ii) with respect to the Construction Disbursement Account, Wilmington Trust, National Association, or (iii) in either case, any replacement bank replaced by Borrower in accordance with Section 12.15. “Accounts” means, collectively, the Construction Disbursement Account, the Borrower Account and any other accounts or sub-accounts established from time to time with respect thereto and subject to the terms of the Control Agreement or this Agreement, as applicable. “Administrative Agent” has the meaning given in the preamble. “Agreement” has the meaning given in the preamble. “Anticipated Investment Income” means, at any time, with respect to each Account, the amount of investment income which the Borrower in good faith reasonably estimates will accrue on the funds in such Account through the Final Completion Date, taking into account the current and future anticipated rates of return on investments in such Account permitted under the Loan Documents and the anticipated times and amounts of draws from such Account for the payment of Project Costs. “Applicable Permits” means all Permits and all other national, state and local license authorizations, certifications, filings, recordings, permits or other approvals with or of any Governmental Authority, including environmental, construction, operating or occupancy permits and any agreements, consents or approvals that are required or that are otherwise necessary for the design, construction, financing, ownership, maintenance and operation of the Project. “Architect” means L2 Studios, Inc., a Florida corporation (and any successor architect reasonably acceptable to the Administrative Agent). “Architectural Services Agreement” means that certain “Standard Form of Agreement Owner and Architect” on AIA Form B101-2007 between Developer and Architect, dated as of December 11, 2017, or in the event that L2 Studios, Inc. is replaced as the Architect, such other agreement with a replacement architect that is in form and substance reasonably satisfactory to the Administrative Agent. “Available Construction Funds” means, at any given time, the sum of (a) all Future Loan Disbursements remaining to be disbursed, (b) the amounts then on deposit in the Disbursement Accounts, and (c) the Anticipated Investment Income at such time. “Borrower” has the meaning given in the preamble. “Borrower Account” means an account with an account number ending in 7312 in the name of the Borrower established at Account Bank or such account in replacement or substitution thereof and designated by Borrower for the receipt of the Initial Loan Disbursement and disbursements from the Construction Disbursement Account and subject to the Control Agreement during the existence of an Event of Default. “Budget Amendment Overruns” has the meaning given in Section 6.1. 3 “Budget Amendment Shortfall” has the meaning given in Section 6.5. “Budget Amendment Threshold” has the meaning given in Section 6.1 “Casualty Event” means any involuntary loss of title, damage to or any destruction of, or any condemnation or other Taking (including by any Governmental Authority) of, any property of Borrower. “Casualty Event” shall include but not be limited to Events of Eminent Domain. “Casualty Threshold” has the meaning given in Section 6.8. “Closing Date” has the meaning given in the preamble. “Closing Date Shortfall” has the meaning given in Section 4.1.2(i). “Consent” means a Consent to a Collateral Assignment of a Construction Contract in form attached hereto as Exhibit F. “Construction Consultant” means CREDE Construction Advisory, LLC, or any other person designated from time to time by the Facility Manager to serve as the Construction Consultant hereunder; provided, that, the fees and expenses of any Construction Consultant designated by the Facility Manager shall be borne by the Facility Manager and not Borrower. “Construction Contract Amendment” means any amendment or modification of, or a waiver of a right or obligation under, a Construction Contract to which the Borrower is a party, or any payment or performance bond provided thereunder (including any change order or any owner construction change directive to such a Construction Contract). “Construction Contract Amendment Certificate” has the meaning given in Section 6.2. “Construction Contracts” means the contracts between one or more of the Borrower, Developer or Contractors and any other person pertaining to the design or construction of the Project or the supply of materials, fixtures, equipment or services for the design, construction or installation of the Project, including the Key Construction and Design Contracts. “Construction Disbursement Account” means the Construction Disbursement Account to be established on or prior to the Initial Loan Disbursement in the name of the Borrower pursuant to Section 2.2 of this Agreement, or any replacement account opened in accordance with Section 12.15 of this Agreement. “Contractor” means a contractor, subcontractor, architect, engineer or supplier of materials, fixtures, equipment or services, in each case, in connection with the construction of the Project pursuant to a Construction Contract, including the Developer and the Architect and each other contractor, architect, engineer or supplier party to a Construction Contract. “Contractor Subject to Retainage” means (a) each Contractor performing work relating to Hard Costs for the Project and with a contract price (or the expected aggregate amount to be paid, in the case of “cost plus” contracts) of at least […***…], and (b) upon the reasonable 4 request of the Administrative Agent, each other Contractor performing work under a Construction Contract entered into after the Closing Date with regard to the applicable Project which involves the supply and installation of materials for such Project with a contract price (or the expected aggregate amount to be paid, in the case of “cost plus contracts”) of at least […***…]. “Control Agreement” means, collectively, (i) with respect to the Borrower Account, that certain Deposit Account Control Agreement, dated as of the date hereof, by and among the Borrower, the Administrative Agent and the Account Bank, and (ii) any additional Deposit Account Control Agreement, in form and substance reasonably satisfactory to the Administrative Agent, with respect to an Account opened with the consent of the Administrative Agent. “Credit Agreement” has the meaning given in the recitals. “Credit Facilities” has the meaning given in the recitals. “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Developer” has the meaning given in the Credit Agreement. “Development Agreement” has the meaning given in the Credit Agreement. “Disbursement” means a transfer of funds from the Construction Disbursement Account to pay Project Costs (including, to the extent provided in Section 2.2.3, to pay costs, expenses and taxes related to a Casualty Event). “Disbursement Accounts” means, collectively, the Construction Disbursement Account and any other accounts or subaccounts related thereto. “Disbursement Agent” has the meaning given in the preamble. “Disbursement Request” has the meaning given in Section 4.1.1(a)(iii). “Disputed Amounts” means payments for work, services or materials, fixtures or equipment that are being contested in good faith by the Borrower through appropriate proceedings consistent with this Agreement and the other Loan Documents (in any event, so long as no foreclosure proceedings have been commenced with respect thereto or if commenced, such proceedings are either stayed during the pendency of such contest or any Lien that is the subject of such contested payment has been removed from the Property and fully transferred to security pursuant to Fla. Stat. §713.24 such that the foreclosure proceedings are no longer affecting the Property); provided, that if being contested (i) adequate reserves with respect to such obligations contested in good faith are maintained on the books of the Borrower, to the extent required by GAAP and (ii) at any time prior to the Final Completion Date, the amount of the Borrower’s likely liability under any Lien associated with such payments (as reasonably determined by the Administrative Agent) is reserved in the Disbursement Accounts. “Equity Contribution” means any equity contribution made to Borrower by Borrower Parent or Guarantor prior to the Closing Date utilized to acquire the Project site and to

5 pay for development and pre-development expenses and certain other Project Costs as set forth in the Project Budget delivered to the Administrative Agent and the Facility Manager on the Closing Date pursuant to Section 4.01(i) of the Credit Agreement. “Event of Default” has the meaning given in Section 7. “Event of Eminent Domain” means, with respect to any property, (a) any compulsory transfer or taking by condemnation, seizure, eminent domain or exercise of a similar power, or transfer under threat of such compulsory transfer or taking or confiscation of such property or the requisition of the use of such property, by any agency, department, authority, commission, board, instrumentality or political subdivision of any state, the United States or another Governmental Authority having jurisdiction or (b) any settlement in lieu of any of the actions described in clause (a) above. “Existing Unincorporated Materials” has the meaning given in Section 5.1. “Facility Manager” has the meaning given in the recitals. “Final Completion” means each of the following conditions has been satisfied: (a) The Substantial Completion Date shall have occurred; (b) The Borrower shall have delivered to the Disbursement Agent and the Administrative Agent an Officer’s Certificate substantially in the form of Exhibit E-2 to the effect that (i) all amounts required to be paid to Contractors have been paid other than Disputed Amounts, (ii) the aggregate Reserved Disputed Amounts with respect to all Construction Contracts shall have been reserved in the Construction Disbursement Account, (iii) the Borrower has received final unconditional lien releases, affidavits and agreements from each Contractor, other than a Contractor that is a subcontractor of another Contractor, in Florida statutory form or in another form reasonably acceptable to the Administrative Agent and the Title Company; and (iv) there are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record, insured over or bonded over; (c) Borrower shall have reasonably cooperated with the Construction Consultant in order to permit the Construction Consultant to deliver to the Disbursement Agent and the Administrative Agent a certificate confirming the factual certification described in clause (b) above, substantially in the form of Exhibit 1 to Exhibit E-2; (d) The Title Company shall have delivered to the Administrative Agent an Update Endorsement to each Title Policy delivered pursuant to Section 5.10(c) of the Credit Agreement advancing the effective date of coverage under the Title Policy to the Final Completion Date; (e) If reasonably requested by the Administrative Agent or the Disbursement Agent, Borrower shall have delivered copies of all material warranty documentation, together with all material guaranties and maintenance agreements, 6 in each case provided to or for the benefit of the Borrower pursuant to a Construction Contract in respect of the improvements comprising the Project; and (f) If reasonably requested by the Administrative Agent or the Disbursement Agent, Borrower shall have delivered evidence demonstrating continued compliance with the insurance requirements under Section 5.09 of the Credit Agreement. “Final Completion Date” means the date on which Final Completion occurs. “Final Completion Deadline” means May 30, 2023. “Final Plans and Specifications” means, with respect to any particular work or improvement that constitutes a portion of the Project, the Plans and Specifications for such work or improvement to the extent such Plans and Specifications: (a) have received all approvals from all Governmental Authorities required to approve such Plans and Specifications that are necessary to commence construction of such work or improvements, if any; (b) contain sufficient specificity to permit the completion of such work or improvement; (c) are consistent with constructing the Project to include the Minimum Facilities; (d) have been signed by the Architect; and (e) call for construction of the Project in a manner consistent with the Final Completion Date occurring on or prior to the Final Completion Deadline; provided, however, that the Final Plans and Specifications may be modified from time to time in accordance with the terms hereof. “Final Plans and Specifications Amendment Certificate” means an Officer’s Certificate from the Borrower substantially in the form attached hereto as Exhibit G. “Force Majeure Event” means any of the following events that causes a delay in the development, construction, equipping or opening of the Project, but only to the extent that the Borrower has used reasonable efforts to mitigate the impact of the delay, and Borrower has given the Disbursement Agent and the Administrative Agent written notice of its intent to claim that a Force Majeure Event will delay construction of the Project (together with a statement setting forth in reasonable detail the basis of such claim) within thirty (30) days after the occurrence of such Force Majeure Event: (a) an “Act of God” (such as tornado, flood, hurricane, etc.); (b) fires or other casualties; (c) strikes, lockouts or other labor disturbances (except to the extent taking place at the Project site only); (d) riots, insurrections or civil commotions; (e) acts of sabotage or terrorism; (f) any requirements of law, statute or regulation enacted after the Closing Date; (g) embargoes, shortages or unavailability of materials, supplies, labor, equipment and systems that first arise after the Closing Date, but only to the extent caused by another act, event or condition 7 listed in clauses (a) through (f) above; provided, however, that in no event shall any milestone or deadline contained in this agreement be tolled for an amount exceeding one hundred eighty (180) days as a result of the occurrence of one or more Force Majeure Events. “Future Loan Disbursement” has the meaning given in the recitals. “Governmental Action” means any resolution, ordinance, statute, regulation, order, judgment or decision regardless of how constituted having the force of law. “Hard Costs” means, individually and/or collectively, as the context may require, all costs and expenses set forth in the Project Budget which are denominated in the Project Budget as “Hard Costs”. “Hotel Opening Date” has the meaning given in the Credit Agreement. “Indemnitee” has the meaning given in Section 9. “Initial Funding Date” has the meaning given in the Credit Agreement. “Initial Loan Disbursement” has the meaning given in the recitals. “Key Construction and Design Contracts” means the Development Agreement, the Sub-Development Agreement, the Architectural Services Agreement and each Major Trade Contract. “Lenders” has the meaning given in the recitals. “Loan Party” means, individually and/or collectively, as the context may require, Borrower, Borrower Parent and Guarantor. “Line Item” means a line item of cost or expense set forth in the Project Budget. “Major Trade Contract” means any Construction Contract entered into directly with Borrower or Developer and having a contract or purchase price, as the case may be, whether initially or thereafter by virtue of any change order or change orders, equal to or in excess of Ten Million Dollars ($10,000,000); provided that, for purposes of this definition, multiple Construction Contracts with a single contractor or supplier, or any Affiliate thereof, as the case may be, shall be deemed to constitute a single Construction Contract for the purposes of determining whether the same constitutes a Major Trade Contract hereunder. “Material Change Order” means any change order to the Project Budget or the approved Plans and Specifications (in excess of the changes permitted without the approval of the Administrative Agent pursuant to Section 6.1 hereof) that (a) constitutes a material change in the architectural or structural design, layout or quality of any of the planned improvements to the Project, (b) would materially change the number of keys or significantly reduce the floor area of hotel rooms available, or (c) would reasonably be expected to adversely affect the Lien or priority of the Lien of the Mortgage; provided that it is acknowledged that any further refinement or embellishment to the Plans and Specifications (including any non-material adjustment to the size or number of contemplated facilities or the amenities associated therewith) in a manner which is 8 not inconsistent in any material respect with the Plans and Specifications or any subsequent refinement or embellishment thereof shall not be considered a “Material Change Order.” “Material Construction Contract Amendment” has the meaning given in Section 6.2. “Material Construction Contract Amendment Certificate” has the meaning given in Section 6.2. “Minimum Facilities” means, with respect to the Project, collectively, the Phase I Minimum Facilities and the Phase II Minimum Facilities. “Net Cash Proceeds” means with respect to any Casualty Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, including but not limited to insurance proceeds and condemnation awards, net of all costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event (including (i) any costs incurred in connection with the adjustment or settlement of any claims in respect thereof and (ii) costs incurred in connection with any sale of such assets, including income taxes payable as a result of any gain recognized in connection therewith). “Officer’s Certificate” has the meaning given in the Credit Agreement. “Permitted Amounts” means, without duplication, (a) uncompleted Punchlist Items, (b) Disputed Amounts and (c) Retainage Amounts, in each case which amounts are certified by the Borrower. “Permitted Initial Budget Amendment” has the meaning given in Section 6.1. “Phase I Minimum Facilities” means a hotel and resort comprised of approximately 785 keys constructed in one hotel tower containing 512 keys and two separate suite towers collectively containing 273 keys, 16 food and beverage outlets, approximately 55,000 square feet of meeting and event space, and an approximately 7,500 square foot fitness center and spa. “Phase II Minimum Facilities” means an approximately three-level structure designated for a full-service restaurant and meeting and event space, and a 100 yard ground-level swimming pool with accompanying outdoor food and beverage facility. “Plans and Specifications” means all drawings, plans and specifications prepared by or on behalf of the Borrower, as amended or supplemented from time to time in accordance with this Agreement, and, if required, submitted to and approved by the appropriate regulatory authorities, which describe and show the Project and the labor and materials necessary for the construction thereof. “Project” has the meaning given in the recitals. “Project Budget” means the budget delivered to the Administrative Agent in accordance with Section 4.01(l) of the Credit Agreement for all Project Costs reasonably expected

9 to be due and owing on or prior to the Final Completion Date, as the same may be amended from time to time in accordance herewith. “Project Budget Adjustment Period” has the meaning given in Section 6.1. “Project Budget Amendment Certificate” has the meaning given in Section 6.1.3. “Project Costs” means the costs to be incurred in connection with the design, development, construction, equipping and opening of the Project, including all Hard Costs and Soft Costs, in each case, as set forth in the Project Budget, but specifically excluding any amounts payable under the Loan Documents and any related fee agreements, costs related to the operation of the Project and not set forth in the Project Budget. “Project Documents” shall mean, individually or collectively as the context may require, the Key Construction and Design Contracts, the Construction Contracts, and each other agreement entered into by Borrower or Developer in accordance with the terms of the Loan Documents for construction and completion of the Project. “Project Schedule” means the schedule for construction and completion of the Project (including a monthly progress schedule and schedule of key dates for construction and completion of the Project, each of which demonstrates that the Final Completion Date will occur on or before the Final Completion Deadline), as the same may be amended from time to time in accordance herewith. “Punchlist Completion Amount” means, from time to time from and after the Substantial Completion Date, the Borrower’s reasonably estimated cost to complete all remaining Punchlist Items. “Punchlist Items” means minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of the Project for its intended purposes or the ability of the owner or lessee, as applicable, of any portion of the Project (or any tenant thereof) to perform work that is necessary to prepare such portion of the Project for such use or occupancy. “Related Parties” means, as to any Indemnitee, the Affiliates of any Indemnitee and the employees, officers, directors and agents of such Indemnitee and its Affiliates. “Remaining Costs” means, at any date of determination and with respect to any Line Item in the Project Budget, the amount of funds the Borrower reasonably expects to be expended after such date of determination to complete the tasks set forth in such Line Item, including, for the avoidance of doubt, Retainage Amounts and Reserved Disputed Amounts, as certified at any such time by the Borrower. “Required Contingency” means, at any time, with respect to the Project, a minimum amount required to be maintained with respect to an “Owner’s Hard Cost Contingency” Line Item of at least […***…] of all then remaining Hard Costs, as well as a “Contingency” Line Item of at least […***…] for all then remaining Soft Costs. 10 “Required Disbursement Account Deposit” has the meaning given in Section 2.2.3. “Required Equity Amount” has the meaning given in Section 6.5. “Required Initial Equity Amount” has the meaning given in Section 6.5. “Required Retainage Amounts” means, for Construction Contracts that (individually, or taken together with other Construction Contracts) account for at least […***…] of Hard Costs as set forth in the Project Budget (excluding Construction Contracts that are subcontracts with a Contractor), (a) the greater of (i) ten percent (10%) of the applicable contract price with the ability to reduce to five percent (5%) of the applicable contract price from and after the date that the work contemplated by the applicable Construction Contract is greater than fifty percent (50%) Complete, and (ii) the actual retainage required under such Construction Contract; provided that, if Borrower requests the Administrative Agent’s consent to a Construction Contract with retainage that is less than the above-referenced amounts, and the Administrative Agent approves such Construction Contract, then the retainage amount in such approved Construction Contract shall be the “Retainage” amount hereunder with respect to such Construction Contract. “Reserved Amount” has the meaning given in the definition of “Substantial Completion”. “Reserved Disputed Amounts” means the portion of Disputed Amounts reasonably estimated by the Borrower in good faith (in consultation with the Construction Consultant) as its liability with respect thereto. “Retainage Amounts” means, at any given time, amounts, if any, that have accrued and are owing under the terms of a Construction Contract for work, materials or services already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved. “Shortfall” means, at any time of determination, the amount by which the sum of the total Remaining Costs plus the Required Contingency exceeds Available Construction Funds. “Soft Costs” means all Project Costs other than Hard Costs. “Substantial Completion” means each of the following conditions has been satisfied: (a) The Borrower shall have delivered to the Disbursement Agent (with a copy to the Administrative Agent): (i) an Officer’s Certificate substantially in the form of Exhibit E-1 certifying that: (A) the Hotel Opening Date shall have occurred and the Project is open for business to the public; 11 (B) all amounts required to be paid to Contractors in connection with causing the Project to achieve the Substantial Completion Date have been paid, other than Permitted Amounts, so long as: (1) 110% of the Punchlist Completion Amount for such uncompleted Punchlist Items shall have been reserved in the Construction Disbursement Account; (2) the aggregate Reserved Disputed Amounts with respect to all Construction Contracts shall have been reserved in the Construction Disbursement Account; and (3) the Retainage Amounts shall have been reserved in the Construction Disbursement Account (such reserved amounts, collectively with the reserved amounts described in preceding clauses (1) and (2), the “Reserved Amount”); (C) the Borrower has received lien releases, affidavits and agreements from each Contractor, other than Contractors that are subcontractors of another Contractor, substantially in Florida statutory form or another form reasonably acceptable to the Administrative Agent and the Title Company; (D) there are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record, insured over or bonded over; and (E) all material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect. (ii) Borrower shall have reasonably cooperated with the Construction Consultant in order to permit the Construction Consultant to deliver to the Disbursement Agent and the Administrative Agent a certificate of the Construction Consultant, substantially in the form of Exhibit 1 to Exhibit E- 1, confirming the factual certification described in clause (i) above; and (iii) an Update Endorsement to the applicable title policy from the Title Company; (b) A list of any remaining Punchlist Items, including the estimated cost of completing the same, shall have been delivered to the Administrative Agent and the Disbursement Agent by the Borrower and shall be satisfactory to the Administrative Agent as a reasonable punch list in all material respects; (c) the Architect shall have delivered a certificate(s) or notice(s) of “Substantial Completion” on Form AIA Document G704 of each material portion of the work reflected in the Final Plans and Specifications and each such certificate or notice shall have been accepted by the Borrower and the Construction Consultant in accordance herewith; and 12 (d) the Project shall have received a temporary certificate of occupancy from the applicable Governmental Authority. “Substantial Completion Date” means the date on which Substantial Completion occurs. “Sub-Developer” shall mean Suffolk Construction Company, Inc., a Massachusetts corporation. “Sub-Development Agreement” shall mean that certain agreement for construction management services pursuant to AIA Document C132 – 2009, dated as of April 5, 2019 by and between Developer and Sub-Developer, as amended by that certain First Amendment to Agreement between Developer and Construction Manager, dated April 19, 2019, that certain Second Amendment to Standard Form of Agreement between Developer and Construction Manager, as Advisor, dated as of May 7, 2019, and that certain Third Amendment to Standard Form of Agreement between Developer and Construction Manager, as Advisor, dated as of May 20, 2019, and as the same may be further amended, restated, modified or supplemented pursuant to and in accordance with the terms of this Agreement. “Taking” means a taking or voluntary conveyance during the term of this Agreement of all or part of the Mortgaged Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, or in contemplation of, any condemnation or other Event of Eminent Domain affecting any Mortgaged Property or any portion thereof, whether or not the same shall have actually been commenced. “Unfunded Shortfall Amount” means, at the time of any Disbursement, the then existing portion of the Closing Date Shortfall and any Budget Amendment Shortfall that has not been offset by the sum of (a) Borrower’s prior deposits into the Disbursement Account and specifically earmarked to reduce the amount of the Closing Date Shortfall and any Budget Amendment Shortfall and (b) the aggregate amount of Borrower’s Share of all prior Disbursement Requests actually funded by Borrower under Section 4.1.2(i). “Unincorporated Materials” means all materials, machinery, fixtures, furniture, equipment or other items, purchased or manufactured for incorporation into the Project but which, at the time in question, (i) are not located at the Project site, but have been delivered to Borrower or its agents and are stored in a designated and secure area at a “bonded” warehouse location in the United States of America that is reasonably acceptable to Administrative Agent, and for which the Borrower has paid or intends to pay with the proceeds of the Loan all or a portion of the purchase price, or (ii) are located at the Project site but are not expected to be incorporated into the Project within one hundred twenty (120) days after the date of such Disbursement Request. For avoidance of doubt, “Unincorporated Materials” shall not include materials, machinery, fixtures, furniture, equipment or other items for which Borrower has paid deposits in accordance with the seller’s terms of manufacture or sale, but which have not been shipped from the seller’s point of origin. “Unincorporated Materials Amount” has the meaning given in Section 5.1. “Update Endorsement” has the meaning given in Section 4.1.2(c).

13 1.2 Rules of Interpretation. Headings in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement. References to “Sections” shall be to Sections of this Agreement unless otherwise specifically provided. Except as otherwise defined, accounting terms have the meanings assigned to them by GAAP, as in effect from time to time, as applied by the accounting entity to which they refer. The rules of construction set forth in Section 1.02 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis. Capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Credit Agreement. 2. Appointment of Disbursement Agent; Establishment of Accounts; Related Provisions. 2.1 Appointment of the Disbursement Agent. The Disbursement Agent is hereby appointed by the Borrower and the Administrative Agent (acting at the direction of the Facility Manager) as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept and promptly cause to be deposited into, or withdrawn from, the applicable Accounts all cash, payments and other amounts to be delivered to the Disbursement Agent for deposit into any such Account or to be withdrawn from any such Account pursuant to the terms of this Agreement. 2.2 Establishment and Funding of Accounts. 2.2.1 Establishment of Accounts. On or prior to the Initial Loan Disbursement (and as a condition precedent to Lender making the Initial Loan Disbursement), the Borrower shall establish the Borrower Account and the Construction Disbursement Account at the applicable Account Bank and shall enter into a Control Agreement in respect of the Borrower Account, as described below; provided, that, the account control provisions of the Control Agreement for the Borrower Account shall be “springing” and shall only permit the Administrative Agent to exercise control over the Borrower Account during the existence of an Event of Default. The Borrower shall cause each of the Accounts to be maintained at all times until such Accounts are permitted to be closed in accordance with Sections 4.3 and 4.4. 2.2.2 Funding of the Borrower Account. On the Initial Funding Date, the Lenders shall cause the Administrative Agent to deposit Loan proceeds in the amount of the Initial Loan Disbursement into the Borrower Account for use by Borrower for payment of Project Costs incurred to date or to be incurred in accordance with the Project Budget and to reimburse Guarantor for contributions to Borrower in respect of budgeted Project Costs in excess of the Required Initial Equity Amount. 2.2.3 Funding of Construction Disbursement Account. On or prior to the Initial Funding Date, Borrower shall deposit an amount in cash (and, for the avoidance of doubt, not from any Loan proceeds) equal to […***…] into the Construction Disbursement Account (the “Required Disbursement Account Deposit”) which amounts may be drawn by Borrower in accordance with, and subject to the conditions set forth in, Section 4 of this Agreement. On or about April 13, 2022 and October 13, 2022, provided no Event of Default is in existence, an amount equal to […***…] (the sum of both instalments represents the remaining gross proceeds of the Loan funded in accordance with Section 2.01(b) of the Credit Agreement shall be deposited into the Construction Disbursement Account. From time to time, the Borrower shall deposit into 14 the Construction Disbursement Account the following funds: (i) all amounts received by any Loan Party prior to the Substantial Completion Date in respect of liquidated or other damages under the Construction Contracts relating to the Project; (ii) all condemnation and casualty proceeds (including casualty insurance proceeds) in excess of the Casualty Threshold with respect to any single Casualty Event; and (iii) amounts paid under any payment and performance bonds delivered to any Loan Party or Developer under the Construction Contracts relating to the Project (other than amounts directly applied to the payment of Project Costs); provided, however, that from and after the Substantial Completion Date, the Borrower shall no longer be required to deposit in the Construction Disbursement Account amounts that are not intended to be used for the construction or, if applicable, repair or restoration of the Project. 2.2.4 [Reserved]. 2.2.5 [Reserved]. 2.2.6 Investment Income. The Borrower shall cause investment income from amounts on deposit in all Accounts to be deposited in such respective Account. 2.3 Acknowledgment of Security Interest; Control. Pursuant to the Mortgage and the other Collateral Documents, in order to secure the Obligations, the Borrower has pledged to, and created in favor of, the Administrative Agent a security interest in and to the Accounts, all cash, Cash Equivalents, instruments, investments, securities entitlements and other securities or amounts at any time on deposit in or credited to any of the Accounts, and all proceeds of any of the foregoing. All moneys, Cash Equivalents, instruments, investments and securities at any time on deposit in or credited to any of the Accounts shall constitute collateral security for the payment and performance of the Obligations and shall at all times be subject to the control (as defined in the UCC) of the Administrative Agent. The Borrower Account shall be held in the custody of the applicable Account Bank under the Control Agreement in trust for the purposes of, and on the terms set forth in, the applicable Control Agreement. Borrower acknowledges and agrees that the Disbursement Account is subject to the sole dominion, control and discretion of Administrative Agent and its authorized agents or designees. Borrower nor any Affiliate of Borrower shall have the right of withdrawal with respect to the Disbursement Account except with the prior written consent of the Administrative Agent. No Borrower nor any Affiliate of Borrower, or any Person claiming on or behalf of or through Borrower or any Affiliate of Borrower shall have any right or authority to give instructions with respect to the Disbursement Account. Borrower acknowledges and agrees that Wilmington Trust, National Association, as the Account Bank, shall comply with the instructions originated by Administrative Agent and Disbursement Agent with respect to the disposition of funds in the Disbursement Account pursuant to the terms hereof without the further consent of Borrower or any other Person. 2.4 Account Management. The management of the Construction Disbursement Account shall be in accordance with the provisions hereof and the other Loan Documents. 3. Certain Responsibilities of the Disbursement Agent. 3.1 Disbursements. After the Initial Loan Disbursement (which shall be funded directly to the Borrower Account) and except for the payments described in Section 3.3 and subject to Sections 3.5 and 4.1.3, the Disbursement Agent shall disburse or cause to be disbursed funds from the Construction Disbursement Account into the Borrower Account in accordance with the 15 Borrower’s Disbursement Requests after approval thereof in accordance with the terms hereof and only upon satisfaction (or waiver by the Administrative Agent) of the applicable conditions to disbursement set forth herein. For the avoidance of doubt, instructions from the Disbursement Agent for the payment of amounts described in Section 3.3 (other than Section 3.3.2) shall be given regardless of whether the conditions precedent to disbursement have been finalized or waived and regardless of whether an Event of Default has occurred or is continuing. 3.2 Transfer of Funds at Direction of the Administrative Agent. Subject to Sections 3.3, 3.5, and 4.1.3 but notwithstanding any other provision to the contrary in this Agreement, from and after the date the Disbursement Agent receives written notice from the Borrower or the Administrative Agent that an Event of Default exists and is continuing and until such time as the Disbursement Agent receives written notice from the Administrative Agent that such Default is no longer continuing, the Disbursement Agent shall not instruct the Account Bank to disburse any funds from the Construction Disbursement Account and any withdrawal or transfer of amounts from the Construction Disbursement Account shall be made at the direction of the Administrative Agent; provided, however, that Disbursement Requests submitted by the Borrower hereunder for payments of insurance premiums on insurance policies or payment of Taxes and Impositions shall be honored to the extent of Disbursements necessary for payment of such amounts notwithstanding the continuance of any Event of Default, unless and until the Administrative Agent shall have notified the Disbursement Agent that such Disbursements are not to be made. 3.3 Payment of Compensation. 3.3.1 Compensation of the Disbursement Agent and the Administrative Agent. The Disbursement Agent shall instruct the applicable Account Bank to transfer the fees and any other amounts payable and scheduled to be paid under the Credit Agreement from the Construction Disbursement Account directly to the Disbursement Agent or the Administrative Agent, as applicable, in accordance with the Credit Agreement, which amounts shall constitute compensation for services to be performed by each in its capacity as the Disbursement Agent and the Administrative Agent, respectively. 3.3.2 Power of Attorney. The instructions contemplated by this Section 3.3 to be given by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in- fact solely and exclusively to give such instructions and, if applicable, make such disbursements, and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable. 3.4 Periodic Review. 3.4.1 Review by Disbursement Agent. The Disbursement Agent shall act in good faith in the performance of its duties hereunder. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of each of the Administrative Agent, the Facility Manager, the Borrower, the Developer, the Architect, the Construction Consultant and such other employees, consultants or agents as the Disbursement 16 Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled, but shall have no obligation, to examine, copy and make extracts of the books, records, accounting data and other documents of the Loan Parties which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project. The rights of the Disbursement Agent under this Section 3.4 shall not be construed as an obligation, it being understood that the Disbursement Agent’s duty is solely limited to act upon certificates and Disbursement Requests submitted by the Borrower and instructions of the Administrative Agent, and the Disbursement Agent shall be protected in acting upon any Disbursement Request which appears to be valid on its face and to be duly executed by an authorized representative of the Borrower. 3.4.2 Review by Construction Consultant. The Borrower shall permit the Construction Consultant (acting as a representative for the Administrative Agent and the Facility Manager) to meet periodically at reasonable times during customary business hours and at reasonable intervals but in no event no less often than once every calendar month with representatives of the Borrower, the Developer, the Architect and such other employees, consultants or agents as the Construction Consultant shall reasonably request (at the direction of the Administrative Agent and the Facility Manager) to be present for such meetings. The Borrower shall permit the Construction Consultant (a) to perform such inspections of the Mortgaged Property and the Project as it deems reasonably necessary or appropriate in the performance of its duties on behalf of the Administrative Agent and the Facility Manager, (b) at reasonable times during customary business hours upon reasonable prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties and in any event no less often than once every calendar month, to review and examine the Plans and Specifications and all shop drawings relating to the Project, and all information (including Construction Contracts) supporting the amendments to the Project Budget, amendments to any Construction Contracts, any Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored at any Mortgaged Property, the Project, or off-site facilities where materials designated for use in the Project are stored, and (c) to review the insurance required pursuant to the terms of the Loan Documents. The Borrower hereby authorizes the Administrative Agent and the Disbursement Agent to contact any payee for purposes of confirming receipt of progress payments; provided that the Administrative Agent and the Disbursement Agent shall have no obligation to contact any payee to so confirm. In addition, the Administrative Agent and the Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Borrower relating to the construction of the Project, including bills of sale, statements, receipts, lien releases and affidavits, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project, and Administrative Agent and Disbursement Agent shall be entitled to share such materials with the Facility Manager and the Construction Consultant. From time to time, at the request of the Administrative Agent and the Disbursement Agent, the Borrower shall deliver to the Administrative Agent and/or the Disbursement Agent the Project Schedule for the Project. The Borrower agrees to reasonably cooperate, and to use commercially reasonable efforts to cause the Developer and each other

17 Contractor to reasonably cooperate, with the Construction Consultant in assisting the Construction Consultant to perform its duties on behalf of the Administrative Agent and the Disbursement Agent and the Facility Manager and exercising its review and inspection rights hereunder to take such further steps as the Administrative Agent and the Disbursement Agent reasonably may request in order to facilitate the performance of such obligations or the exercise of such rights. 3.5 Special Procedures for Unpaid Contractors. The Borrower agrees that the Disbursement Agent may, but shall not be obligated to, make or cause to be made advances and transfers of any or all sums in the Construction Disbursement Account directly into the account of any Contractor for amounts due and owing to such Contractor from the Borrower without further authorization from the Borrower and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to make or cause the making of such direct payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable; provided that the Disbursement Agent shall not exercise its rights under this power of attorney except to make payments (x) as directed by the Borrower pursuant to a Disbursement Request, (y) in accordance with Section 4.1.3, or (z) during the existence of an Event of Default. No further direction or authorization from the Borrower shall be necessary to warrant or permit the Disbursement Agent to make or cause the making of such advances in accordance with the foregoing sentences. The Disbursement Agent shall consult with, and may (but shall not be obligated to) seek direction from, the Administrative Agent in making any advances or transfers under the first sentence of this Section 3.5. The Disbursement Agent shall have no liability for any advances or transfers made in accordance with this Section 3.5 absent gross negligence or willful misconduct or material breach of the provisions hereof on the part of the Disbursement Agent (in each case, as determined by a court of competent jurisdiction in a final judicial determination). The Disbursement Agent shall provide written notice of its intent to exercise its rights in this Section 3.5, provided, however, that the Disbursement Agent shall not be liable for any failure to provide such written notice. 4. Disbursements. 4.1 Procedure for Disbursements and Approvals. 4.1.1 Disbursement Requests. (a) After the Initial Loan Disbursement, the Borrower shall have the right from time to time, no more frequently than once per calendar month (or at such more frequent intervals as may be agreed by the Disbursement Agent in its sole discretion), to submit to the Disbursement Agent and the Administrative Agent a request for the disbursement of funds from the Construction Disbursement Account (in accordance with Section 4.2) substantially in the form of Exhibit A (a “Disbursement Request”), together with the exhibits and attachments thereto, no later than ten (10) Business Days prior to the date on which Borrower desires Disbursement Agent to make the requested Disbursement; (b) The Borrower shall not be entitled to any Disbursement unless and until a final, executed Disbursement Request, with all exhibits and attachments thereto, has been properly completed and submitted to the Disbursement Agent and the Administrative Agent in accordance with this Section 4.1.1. Disbursement Requests shall be acted on as follows: 18 (i) Within five (5) Business Days of the submission of a Disbursement Request to the Disbursement Agent, time being of the essence, the Administrative Agent shall either (A) provide written notice to the Disbursement Agent and Borrower that it approves such Disbursement Request to the extent in compliance with this Agreement including each applicable condition set forth in Section 4.1.2, (B) provide written notice to the Disbursement Agent and Borrower that it approves such Disbursement Request in part, in the event that the Administrative Agent reasonably determines that a portion of such Disbursement Request is not in compliance with this Agreement, but the remainder of such Disbursement Request is in compliance with this Agreement (in which case the Administrative Agent’s written notice to the Disbursement Agent and Borrower shall specify in reasonable detail any portion of such Disbursement Request that is not approved and the reasons why such portion has not been approved), or (C) provide written notice to the Disbursement Agent and Borrower that it will not approve such Disbursement Request because such Disbursement Request is not in compliance with this Agreement (which notice shall specify in reasonable detail the reasons why such Disbursement Request is not in compliance with this Agreement). (ii) Within five (5) Business Days of receiving an approval of the Disbursement Request (or any portion thereof) from the Administrative Agent, the Disbursement Agent shall instruct the Account Bank to make the Disbursements requested in any Disbursement Request (or in the case of clause (i)(B) above, the portion of such Disbursement Request approved by the Administrative Agent) that satisfies each of the conditions set forth in Section 4.1.2); Notwithstanding the foregoing, in the event that the Borrower obtains additional information or documentation or discovers any errors in or updates required to be made to any Disbursement Request prior to the making of the requested Disbursement, the Borrower may revise and resubmit such Disbursement Request to the Disbursement Agent and the Disbursement Agent shall use commercially reasonable efforts to review such supplemental Disbursement Request within the time period set forth above. In the event that the Disbursement Agent approves only a portion of the payments or disbursements requested by the Disbursement Request or, if based on its review of the Disbursement Request, the Disbursement Agent finds any errors or inaccuracies in the Disbursement Request, but the Disbursement Request otherwise conforms to the requirements of this Agreement, the Disbursement Agent shall (A) notify the Borrower thereof, (B) revise (to the extent it reasonably is able to do so and with the Borrower’s consent, which may be provided electronically) or request that the Borrower revise the Disbursement Request to remove the request for the disapproved payment and/or rectify any errors or inaccuracies and (C) confirm and approve the requested Disbursement Request after making the required revisions (or receiving from the Borrower the revised Disbursement Request). (c) Such Disbursement shall be made in the amount specified in such approved Disbursement Request from the Construction Disbursement Account to the Borrower Account, as specified in such Disbursement Request; provided, however, notwithstanding the foregoing, any amounts specified by Borrower in such approved Disbursement Request for payment to a Contractor may made directly from the Construction Disbursement Account to the applicable Borrower-specified Contractor. 19 4.1.2 Conditions to Disbursements. The Administrative Agent’s approval of a Disbursement Request as provided in Section 4.1.1(b) shall be subject to the satisfaction or waiver by the Administrative Agent of the following conditions: (a) The Borrower shall have submitted to the Disbursement Agent a Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with: (i) all schedules thereto substantially in the form contemplated thereby; (ii) all conditional lien waivers and release of lien rights in Florida statutory form from the applicable Contractors (other than Contractors that are subcontractors of another Contractor) with respect to the Project Costs subject to such Disbursement which are to be paid to the Contractors, excluding Retainage Amounts and Disputed Amounts. (iii) unconditional lien waivers and release of lien rights in Florida statutory form from the applicable Contractors (other than Contractors that are subcontractors of another Contractor) with respect to the Project Costs through the periods covered by all prior Disbursements (as identified on the corresponding Disbursement Requests), excluding Retainage Amounts and Disputed Amounts; and (iv) a certification by the Borrower that the Final Completion Date (to the extent it has not already occurred) is expected to occur on or before the Final Completion Deadline. (b) The Administrative Agent shall have received copies of each Key Construction and Design Contract executed on or before the date of such Disbursement Request, together with a consent signed by the counterparty to such Key Construction and Design Contract if and to the extent required under Section 6.3; (c) The Borrower shall have caused the Title Company to have delivered to the Administrative Agent and the Disbursement Agent an endorsement (an “Update Endorsement”) to each Title Policy delivered pursuant to Section 5.10(c) of the Credit Agreement in form reasonably acceptable to the Administrative Agent (such endorsement to provide mechanic’s lien coverage and advance the effective date of the Title Policy to the last day of the period covered by the immediately preceding Disbursement as identified in the corresponding Disbursement Request without adding any additional exclusions or exceptions to coverage) and any other endorsement or report necessary in order to insure or reflect the continuing priority of the Lien of the Mortgage as security for the requested Disbursement and confirming and/or insuring or reflecting that through the last day of the period covered by the immediately preceding Disbursement as identified in the corresponding Disbursement Request, (i) there are no exceptions to the coverage of the Title Policy and (ii) there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of the Mortgage other than (x) the Permitted Encumbrances and (y) any other exceptions to title that are reasonably acceptable to the Administrative Agent; 20 (d) Subject to the terms hereof, Borrower shall be entitled to Disbursements for (x) all Existing Unincorporated Materials, and (y) additional Disbursements not to exceed at any one time outstanding, the sum of the Unincorporated Materials Amount plus […***…] for additional Unincorporated Materials, provided, that, each of the following conditions have been satisfied with respect thereto: (i) The Borrower shall have delivered to the Administrative Agent a written inventory substantially in the form of Schedule 3 to the Disbursement Request identifying all Unincorporated Materials, and all Unincorporated Materials for which full payment has previously been made or is being made with the proceeds of the Disbursement to be disbursed are, or will be upon full payment, owned by the Borrower, as evidenced by the bills of sale, certificates of title or other evidence reasonably satisfactory to the Construction Consultant, and all lien rights or claims of the supplier have been or will be released simultaneously with such full payment; (ii) the Unincorporated Materials are consistent with the Final Plans and Specifications, to the extent applicable; (iii) all Unincorporated Materials are (to the extent not in fabrication or otherwise impracticable) properly inventoried, securely stored, protected against theft and damage at the Project site or at such other location which has been specifically identified by its complete address to the Administrative Agent (or if the Borrower cannot provide the complete address of the current storage location, the Borrower shall list the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials); (iv) all Unincorporated Materials are insured (subject to customary deductibles) against casualty, loss and theft for an amount equal to their replacement costs under policies naming the Administrative Agent as an additional insured and the Disbursement Agent as loss payee as required under the Loan Documents; (v) following the Disbursement of all amounts for the payment of Existing Unincorporated Materials, the amounts advanced by the Lender in respect of all Unincorporated Materials (to the extent then constituting Unincorporated Materials) are at no time more than the sum of the Unincorporated Materials Amount plus […***…] plus, in each case, any additional amounts reasonably approved by the Disbursement Agent (acting at the direction of the Facility Manager in its commercially reasonable discretion); and (vi) the Construction Consultant shall have confirmed the accuracy of the certification required in subparagraph (iii) above; (e) Subject to the final paragraph of Section 4.1.1(b), the Disbursement Request on its face has been completed as to the information required therein and the required attachments, if any, are attached; (f) The Disbursement Agent shall not have received a written notice (including a Disbursement Request) from any of the Borrower or the Administrative Agent (i) that an Event of Default has occurred and is continuing or (ii) of any material error, material inaccuracy,

21 or material misstatement or omission of material fact in any Disbursement Request or in any exhibit or attachment thereto; (g) The Borrower shall have paid or arranged for payment out of the requested Disbursement of all fees, expenses and other charges then due and payable under the Loan Documents, as certified by the Borrower to the Disbursement Agent; (h) With respect to each Disbursement Request and the disbursement of the Initial Loan Advance, the Borrower shall have certified to the Disbursement Agent on the date of each Disbursement (i) that the amounts previously drawn by the Borrower from the Construction Disbursement Account and the Borrower Account, as applicable, to pay Hard Costs have, in fact, been used to pay Hard Costs in accordance with the Project Budget (or have been paid to Guarantor to reimburse Guarantor for Guarantor’s payment of budgeted Hard Costs in excess of the Required Initial Equity Amount or deposited back into the Borrower Account) and (ii) that (A) the amounts previously drawn by the Borrower from the Construction Disbursement Account and/or the Borrower Account, as applicable, to pay Project Costs (other than Hard Costs) have, in fact, been used to pay Project Costs (other than Hard Costs) in accordance with the Project Budget (or have been paid to Guarantor to reimburse Guarantor for Guarantor’s payment of budgeted Project Costs other than Hard Costs in excess of the Required Initial Equity Amount or have been deposited back into the Construction Disbursement Account and/or the Borrower Account); (i) Borrower acknowledges and agrees that, as of the Closing Date, a Shortfall equal to […***…] exists, which Shortfall shall be reduced, on a dollar for dollar basis, by the amount of the Required Disbursement Account Deposit made by Borrower on the Initial Funding Date and shall thereafter be equal to […***…] (the “Closing Date Shortfall”). Following the Permitted Initial Budget Amendment, if the Disbursement is being made and a Unfunded Shortfall Amount exists, Borrower shall have delivered evidence acceptable to the Administrative Agent that it has funded its pro rata share of the Project Costs requested to be disbursed pursuant to the Disbursement Request, which pro rata share shall be calculated as follows: (A) the Unfunded Shortfall Amount divided by (B) the aggregate amount of Remaining Costs to be funded by Borrower and Lender under the Loan (including amounts funded by Lender and being held in the Construction Disbursement Account at the time of determination) to achieve Final Completion, (the quotient of clauses (A) and (B) shall be expressed as a percentage), multiplied by (C) the amount requested to be advanced pursuant to the then- pending Disbursement Request (such amount, “Borrower’s Share”); provided, further, that the amount of the Disbursement made by the Disbursement Agent set forth in the Disbursement Request shall be reduced, on a dollar-for-dollar basis, by the Borrower’s Share; (j) The absence of any Event of Default; and 22 (k) Each of the conditions precedent set forth in Sections 4.02(b) of the Credit Agreement shall have been satisfied or waived in accordance with the requirements of the Credit Agreement. The Disbursement Agent shall be entitled to rely upon the certifications of the Borrower, the Architect and the Construction Consultant in the relevant Disbursement Request in determining that the conditions specified in this Section 4.1.2 have been satisfied unless the Disbursement Agent shall have received further certifications indicating that prior certifications are inaccurate. 4.1.3 Non-Satisfaction of Conditions; Direct Payment by Disbursement Agent. In the event that any of the conditions of Section 4.1.2 has not been satisfied in respect of any Disbursement Request and so long as such conditions are not satisfied (for the purposes of which determination the Disbursement Agent shall in all cases be entitled to rely solely upon the certificates and attachments thereto provided to the Disbursement Agent in accordance with the terms of this Agreement), except as provided in Section 3.2, and unless otherwise instructed by the Administrative Agent, the Disbursement Agent shall not instruct the Account Bank to disburse any funds the Construction Disbursement Account pursuant to a Disbursement Request. 4.2 Use of Disbursed Funds and Borrower’s and Guarantor’s Payment of Project Costs from Other Sources. Funds disbursed into the Borrower Account shall be used by Borrower solely for payment of Project Costs incurred or to be incurred in accordance with the Project Budget and to reimburse Guarantor for contributions in respect thereof in excess of the Required Initial Equity Amount. Notwithstanding anything to the contrary in this Agreement, in any Control Agreement or in any Loan Document, at any time after the Closing Date, the Borrower and the Guarantor shall be entitled to pay Project Costs then due and owing from funds available to the Borrower or the Guarantor outside of the Construction Disbursement Account (regardless of whether the conditions precedent to any Disbursement set forth in Section 4.1.2 may be satisfied). 4.3 Disbursement of Funds Following Substantial Completion. The Disbursement Agent shall use commercially reasonable efforts to, within ten (10) Business Days after the Substantial Completion Date, instruct the Account Bank to transfer all funds on deposit in the Accounts, if any, excluding the Reserved Amount, to the Borrower Account. 4.4 Final Disbursement. After the Final Completion Date, within ten (10) Business Days following Borrower’s written request therefor, and provided no Event of Default has occurred and is then continuing, the Disbursement Agent shall disburse or cause the disbursement of all remaining funds in the Construction Disbursement Account, if any, to the Borrower Account specified in writing by the Borrower to the Disbursement Agent (and upon such disbursements the Borrower shall be permitted to close the Construction Disbursement Account). If an Event of Default has occurred and is then continuing, Lender may apply the remaining funds in the Construction Disbursement Account in any manner permitted under the Credit Agreement. 5. Representations and Warranties. The Borrower represents and warrants on the Closing Date, the Initial Funding Date and the date of each Disbursement, for the benefit of the Disbursement Agent, the Administrative Agent, the Facility Manager and the Lenders, as follows: 5.1 Existing Unincorporated Materials. As of the date hereof, the Borrower shall have delivered to the Administrative Agent a written inventory identifying all Unincorporated 23 Materials that have been delivered to, or are in the possession or control of Borrower as of the date hereof (the “Existing Unincorporated Materials”) and the amounts paid by Borrower in respect thereof (the “Unincorporated Materials Amount”). 5.2 Sufficiency of Interests and Project Documents. Other than those services to be performed and materials to be supplied that can be reasonably expected to be commercially available when and as required, the Loan Parties own all of the property interests and have entered into all material documents and agreements required as of such date necessary to develop, construct, complete, own and operate the Project on the Mortgaged Property and in accordance in all material respects with all Applicable Permits and other applicable Legal Requirements and the Project Schedule and as contemplated in the Loan Documents and the Project Documents. 5.2.1 The Administrative Agent has received true, complete and correct copies of each of the Key Construction and Design Contracts in effect or required to be in effect as of the date this representation is made or deemed made (including all exhibits, schedules, side letters and disclosure letters referred to therein or delivered pursuant thereto, if any). On the Closing Date, the Project Documents listed on Exhibit H attached hereto constitute all of the Key Construction and Design Contracts that have been entered into as of the Closing Date. On the Closing Date, (i) each Key Construction and Design Contract is in full force and effect, enforceable against the Borrower and Developer, and to the Borrower’s knowledge, each other person party thereto, in accordance with its terms, subject only to bankruptcy and similar laws and principles of equity and (ii) the Borrower and the Developer is not in material breach of any terms of any Key Construction and Design Contract, and to the Borrower’s knowledge, no other party to a Key Construction and Design Contract is in material breach thereof. 5.2.2 All conditions precedent to the obligations of the respective parties (other than the Borrower) under the Key Construction and Design Contracts to which the Borrower or the Developer is a party that are in effect as of the date this representation is made or deemed made have been satisfied, except for such conditions precedent which by their terms are not required to be met until a later stage in the construction of the Project, and the Borrower has no reason to believe that any such condition precedent (other than those the failure of which to satisfy is not reasonably be expected to have a Material Adverse Effect) cannot be satisfied on or prior to the appropriate stage in the development or construction of the Project. 5.3 Project Budget. The Project Budget (as in effect at such time) (a) is based on assumptions believed in good faith by the Borrower to be reasonable at the time made as to all legal and factual matters material to the estimates set forth therein and is consistent with the provisions of the Loan Documents and the Project Documents in all material respects, (b) has been and will be prepared in good faith and with due care, (c) sets forth, for each Line Item, the total costs reasonably expected to be incurred to achieve the Final Completion Date on or before the Final Completion Deadline, and (d) sets forth a total amount of Project Costs. 5.4 Reserved. 5.5 Force Majeure. Except as could not reasonably be expected to have a Material Adverse Effect, neither the business nor the properties of any Loan Party, nor, to the Borrower’s knowledge, any other person party to a Key Construction and Design Contract, is affected by any Force Majeure Event. 24 5.6 Project Schedule. The Project Schedule (as in effect at such time) accurately specifies in summary form the work that the Borrower proposes to be completed in each calendar quarter from the Closing Date through the Final Completion Deadline. 5.7 Plans and Specifications. The Plans and Specifications (as in effect at such time) (a) are based on assumptions believed in good faith by the Borrower to be reasonable at the time made as to all legal and factual matters material thereto, (b) are consistent with the provisions of the Loan Documents and the Project Documents in all material respects, (c) have been prepared in good faith, and (d) fairly represent the Borrower’s reasonable expectation as to the matters covered thereby. The Final Plans and Specifications (to the extent then in effect at such time) (i) have been prepared in good faith, and (ii) are free of material design defects or discrepancies and fairly represent the Borrower’s reasonable expectation as to the matters covered thereby. 5.8 Construction of Project. All construction work that has been performed on the Project has been completed in a first-class workmanlike manner at least equivalent to the quality and character contemplated by the approved Plans and Specifications. 6. Covenants. The Borrower covenants and agrees, with and for the benefit of the Disbursement Agent, the Administrative Agent and the Lenders, to comply with each of the following provisions: 6.1 Amendments to Project Budget. The Project Budget for the Project may be amended from time to time only in the manner set forth herein. Within 180 days of the Closing Date (the “Project Budget Adjustment Period”), Borrower shall be entitled to deliver one or more updated Project Budgets that (individually, or when taken together with other amendments) may increase the total Project Cost by no more than […***…] of the total Project Costs set forth in the approved Project Budget in existence as of the Closing Date in the aggregate (the “Budget Amendment Threshold”) without the consent of Administrative Agent; provided, however, that upon such amendment, Borrower shall promptly deliver an updated copy of the Project Budget to Administrative Agent and the Disbursement Agent, and after each such amendment, such budget shall constitute the Project Budget hereunder (a “Permitted Initial Budget Amendment”). Notwithstanding the foregoing, if Borrower seeks to modify the Project Budget in excess of the Budget Amendment Threshold during the Project Budget Adjustment Period, the Administrative Agent’s prior consent required under this this Section 6.1 shall not be unreasonably withheld, conditioned, or delayed, provided, that (a) no Event of Default has occurred and is continuing, (b) Borrower delivers a Project Budget Amendment Certificate, together with a true, correct and complete modified Project Budget and Project Schedule reflecting the requested modifications to the Project Budget, and identifying the amount of Project Costs added to the Project Budget in excess of the Budget Amendment Threshold (the total of such excess, the “Budget Amendment Overruns”), and (c) Borrower has provided evidence reasonably acceptable to the Administrative Agent that Borrower has deposited (or, upon receipt of approval from the Administrative Agent, will deposit) into the Construction Disbursement Account in cash from Borrower’s funds the amount equal to the Budget Amendment Overruns, which amounts may be disbursed from the Construction Disbursement Account for Project Costs in accordance with Section 4 hereof. Following the Project Budget modifications permitted pursuant to this Section 6.1 during the Project Budget Adjustment Period, any material amendments to the Project Budget (including as a result of Material Change Orders) may be made only with the prior written consent of the

25 Administrative Agent (exercised in its commercially reasonable discretion provided no Event of Default is continuing). 6.1.1 Project Budget Amendment Process. Any material amendment to the Project Budget shall be in writing. Any such material amendment shall identify with particularity (a) the Line Item to be increased or decreased or added (if any), (b) the amount of the increase or decrease or addition (if any), (c) in the event of an increase in a Line Item or the addition of a line item, the source proposed to be utilized to pay for the increase in accordance with Section 6.1.1, (d) in the case of a decrease in a Line Item, any cost savings being realized in the amount of such decrease and (e) if applicable, the additional line item category. Except as otherwise permitted in Section 6.1, Borrower shall not make any other material amendment to the Project Budget without the prior written consent of the Administrative Agent, which consent shall be in its commercially reasonable discretion. 6.1.2 [Reserved]. 6.1.3 Project Budget Amendment Certificate. The Borrower shall submit each material Project Budget amendment to the Disbursement Agent and the Administrative Agent by an Officer’s Certificate in the form of Exhibit C (a “Project Budget Amendment Certificate”). Upon submission of such Project Budget Amendment Certificate, together with the Exhibits thereto, such amendment shall become effective hereunder, and the Project Budget for the Project shall thereafter be as so amended. 6.2 Material Construction Contract Amendment Process. The Borrower shall not (and shall not permit or cause the Developer to) enter into or approve any Material Construction Contract Amendment except as set forth in this Section 6.2. Any Construction Contract Amendment that results from a Material Change Order (a “Material Construction Contract Amendment”) shall be in writing and shall identify with particularity all changes being made. The Borrower shall not permit any Material Construction Contract Amendment to become effective unless and until: (a) the Borrower, the Developer and all Contractors party thereto have executed and delivered to the Administrative Agent the Material Construction Contract Amendment (with the effectiveness thereof subject only to satisfaction of the applicable conditions in clauses (b), (c), and (d) below); (b) the Borrower has submitted the Material Construction Contract Amendment to the Administrative Agent together with an Officer’s Certificate in the form of Exhibit D (a “Material Construction Contract Amendment Certificate”); (c) if such Material Construction Contract Amendment will result in a material amendment to the Project Budget, the Borrower shall have complied with the requirements of Section 6.1; and (d) if such Material Construction Contract Amendment will result in an amendment to the Project Schedule, then the Borrower shall have complied with the requirements of Section 6.14. Construction Contract Amendments which are not Material Construction Contract Amendments shall not require compliance with the requirements set forth in this Section 6.2 or the approval of the Administrative Agent (acting at the direction of the Facility Manager in its commercially reasonable discretion) or any other person to be effective. 6.3 Key Construction and Design Contracts. The Borrower (but no other Loan Party) may from time to time enter into (or cause or permit the Developer to enter into) Construction Contracts and Construction Contract Amendments (other than Material Construction Contract Amendments) consistent with the Final Plans and Specifications, the Project Schedule 26 and the Project Budget, as each is in effect from time to time. Each such material Construction Contract shall be in writing. Except for change orders that are not Material Change Orders, the Borrower shall not permit any replacement or modification or amendment to any Key Construction and Design Contracts (including entry into a general contractor agreement or a “guaranteed maximum price” contract with a general contractor) without the prior written consent of Administrative Agent (acting in its commercially reasonable discretion). 6.4 Disbursement Agent and Administrative Agent Not Responsible. Notwithstanding anything to the contrary contained in this Agreement, other than receiving certificates provided for herein, neither the Administrative Agent nor the Disbursement Agent shall have any obligations, and claims no responsibility, with respect to this Section 6. 6.5 Required Equity Amount. Without limiting the obligations of Borrower to pay all amounts required to be paid by Borrower to the Secured Parties or otherwise with respect to the Property and the Project in accordance with the terms of this Agreement and the other Loan Documents, Borrower shall be required to fund or shall have funded in cash (a) an amount at least equal to […***…] for the acquisition of the Property and payment of Hard Costs and Soft Costs incurred prior to the Closing Date which Borrower and Administrative Agent hereby acknowledge has been funded on or prior to the Closing Date and the Required Disbursement Account Deposit to be made on the Initial Funding Date (together, the “Required Initial Equity Amount”); (b) an amount equal to the Closing Date Shortfall, (c) an amount equal to the Shortfall that exists as a result of Borrower’s modification of the Project Budget in accordance with Section 6.1 of this Agreement (a “Budget Amendment Shortfall”); and (d) all Project Costs that Borrower elects, in its sole discretion, to incur in excess of amounts funded or to be funded by the Secured Parties under this Agreement (such amounts, collectively, the “Required Equity Amount”). 6.6 Final Plans and Specifications; Material Change Orders. The Borrower shall not construct or permit to be constructed any portion (other than an immaterial portion) of the Project except in substantial conformity with the Final Plans and Specifications for such portion of the Project (as and to the extent in effect and as updated or modified from time to time in accordance herewith). The Borrower shall not (and shall not cause or permit the Developer to) direct, consent to or enter into any Material Change Order without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), and provided, further, that (a) if such Material Change Order will materially increase the total amount of Project Costs, the Borrower shall amend the Project Budget as provided in Section 6.1, (b) such Material Change Order shall not have a reasonable likelihood of delaying the Final Completion beyond the Final Completion Deadline (as may have been extended due to Force Majeure), (c) such Material Change Order is consistent with constructing the Project to include the Minimum Facilities, and (d) such Material Change Order will not modify the Final Plans and Specifications or cause any Plans and Specifications to become Final Plans and Specifications, unless such Final Plans and Specifications, as amended, or any Plans and Specifications which will become Final Plans and Specifications have been delivered to the Administrative Agent together with a Final Plans and Specifications Amendment Certificate in the form of Exhibit G delivered to the Administrative Agent, with a copy to the Disbursement Agent. The Borrower shall provide a complete set of Final Plans and Specifications to the Construction Consultant upon request, as in effect from time to time. 27 6.7 Final Completion Covenants. Promptly after (but in any event within twenty (20) days after) the Final Completion Date of the Project, the Borrower shall deliver an Officer’s Certificate to the Disbursement Agent and the Administrative Agent to the effect that the conditions to the Final Completion Date (as set forth in the definition thereof) have been satisfied and the Project is operating. The parties hereby acknowledge and agree that portions of the Project may be open for business prior to the occurrence of the Final Completion Date to the extent permitted by applicable Legal Requirements. Following the occurrence of the Final Completion Date, if reasonably requested by the Administrative Agent in writing, Borrower shall deliver “as- built” Plans and Specifications showing the final specifications of all improvements comprising the Project within forty-five (45) days following the Administrative Agent’s delivery of such written request. 6.8 Application of Casualty Event Proceeds. Prior to Final Completion of the Project, in the event of any Casualty Event resulting in damages with an estimated cost (including any cost of repair) of […***…] or more (the “Casualty Threshold”), the Borrower shall (a) promptly upon discovery or receipt of notice of any such Casualty Event, provide written notice thereof to the Disbursement Agent and the Administrative Agent, and (b) diligently pursue on a commercially reasonable basis all its rights to compensation against all relevant insurers, reinsurers, counterparties and/or Governmental Authorities, as applicable, in respect of such Casualty Event to the extent that the Borrower has a reasonable basis for a claim for compensation or reimbursement, including under any insurance policy required to be maintained hereunder or under the Loan Documents. The Borrower shall cause all Net Cash Proceeds from such Casualty Event that are received prior to the Substantial Completion Date from the insurers, reinsurers, counterparties, Governmental Authorities or other payors to be paid directly to the Disbursement Agent for deposit in the Construction Disbursement Account. If any such Net Cash Proceeds from such Casualty Event are paid directly to the Borrower, any Affiliate of the Borrower or the Administrative Agent, (i) such Net Cash Proceeds shall be received in trust for the Disbursement Agent, (ii) such Net Cash Proceeds shall be segregated from other funds of the Borrower or such other person, and (iii) the Borrower or such other person shall pay (or, if applicable, the Borrower shall cause such of its Affiliates to pay) such Net Cash Proceeds over to the Disbursement Agent in the same form as received (with any necessary endorsement) for deposit in the Construction Disbursement Account. Any such Net Cash Proceeds deposited into the Construction Disbursement Account shall be applied (1) to the extent permitted hereunder, to pay Project Costs (including the cost of repair related to the Casualty Event) pursuant to the requirements of Section 4 or (2) to the extent required under the Credit Agreement, to repay the Obligations. The requirements of the preceding sentences shall not apply to any Casualty Event (or resulting Net Proceeds) that occurs following Final Completion of the Project. 6.9 Reports. Within twenty (20) days following the end of each calendar month, Borrower shall deliver to the Administrative Agent and the Disbursement Agent, a copy of the internal status report prepared by the Borrower for the applicable month describing in reasonable detail the progress of the construction of the Project since the immediately preceding month delivered hereunder, including the cost incurred to the end of the most recently completed month, an estimate of the time and cost required to complete the Project, reasonably detailed calculations. 28 6.10 Notices. Promptly, but in any event within fifteen (15) days upon acquiring or giving notice or obtaining knowledge thereof, the Borrower shall provide to the Administrative Agent written notice of: (a) any termination of any Key Construction and Design Contract (other than at the natural expiration of its term) or any notice of default received under any Key Construction and Design Contract; (b) “substantial completion” or “final completion” certificates or notices thereof delivered under any Key Construction and Design Contract; or (c) any notice of any schedule delay that has a reasonable likelihood of delaying the Final Completion Date beyond the Final Completion Deadline. 6.11 New Permits and Permit Modifications. Promptly following receipt of a request therefor from the Construction Consultant, the Borrower shall deliver to the Construction Consultant copies of all Applicable Permits that are obtained by any Loan Party after the Closing Date, and any material amendment, supplement or other modification to any Applicable Permit received by any Loan Party after the Closing Date. 6.12 Retainage Amounts. The Borrower shall withhold as Retainage Amounts from each Contractor Subject to Retainage an amount not less than Required Retainage Amounts. Any and all Retainage Amounts under a Construction Contract shall be released within sixty (60) days after final acceptance by the Borrower, the Architect, the Developer and the Disbursement Agent (acting at the direction of the Administrative Agent) of the work provided under the applicable Construction Contract. 6.13 Utility Easement Modifications. The Borrower shall use commercially reasonable efforts to cause all utility or other easements that would interfere in any material respect with the construction or maintenance of the improvements within the Project to be removed or relocated in order to permit construction of the Project in accordance with the Project Schedule and the Final Plans and Specifications. 6.14 Project Schedule Amendments. The Borrower may, from time to time, amend the Project Schedule but not beyond the Final Completion Deadline, by delivering to the Disbursement Agent and the Administrative Agent a revised Project Schedule, and complying with the provisions of Section 6.1 with respect to the changes in the Project Budget that will result from the applicable changes to the Project Schedule. 7. Events of Default. Upon the occurrence of any of the following specified events (each an “Event of Default”): (a) the occurrence and continuation of an “Event of Default” under any other Loan Document; (b) any representation, warranty or certification confirmed or made (or deemed made) herein or in any Disbursement Request or other certificate submitted with respect hereto by any Loan Party shall be found to have been incorrect in any material respect when confirmed, made or deemed to be made;

29 (c) the Borrower shall fail to perform or observe any of its obligations under Sections 6.1, 6.3, 6.6, 6.9, 6.10 and 6.14 and such failure shall not have been remedied within ten (10) Business Days after notice of such failure from the Disbursement Agent or the Administrative Agent to the Borrower; (d) the Borrower shall breach or default in any material respect under any term, condition, provision, covenant, representation or warranty contained in any Key Construction and Design Contract and such breach or default (x) could reasonably be expected to result in a Material Adverse Effect or could reasonably be expected to result in a failure of the Borrower to meet the Final Completion Deadline and (y) has continued unremedied for thirty (30) days after the earlier of (i) the Borrower becoming aware of such breach or default or (ii) receipt by the Borrower of notice from the Disbursement Agent or the Administrative Agent of such breach or default; (e) the Borrower shall abandon the Project or, for a period in excess of sixty (60) days (excluding for purposes hereof the period during which a Force Majeure Event has occurred and is continuing), otherwise cease to pursue the construction, development or operations of the Project; (f) failure to achieve the Final Completion Date on or before the Final Completion Deadline (subject to Force Majeure); or (g) the Borrower shall fail to perform or observe any of its obligations hereunder (other than those breaches specifically listed in clauses (a), (b), (c), (d), (e) and (f) above) where such Default shall not have been remedied within thirty (30) days after the earlier of (i) the Borrower or any other Loan Party receives written notice or otherwise has actual knowledge of such Default or (ii) notice of such failure from the Disbursement Agent or the Administrative Agent to the Borrower; the Administrative Agent (acting at the written direction of the Required Lenders) or the Disbursement Agent (acting solely at the direction of the Administrative Agent issued upon the written direction of the Required Lenders) may, without further notice of default, presentment or demand for payment, protest or notice of non-payment or dishonor, or other notices or demands of any kind, all such notices and demands being waived (to the extent permitted by applicable law), exercise any or all rights and remedies at law or in equity (in any combination or order that such persons may elect, subject to the foregoing), including without limitation or prejudice to such person’s other rights and remedies, (x) refuse, and such persons shall not be obligated, to make or cause to be made any Disbursements or make or cause to be made any payments from any Account and (y) exercise any and all rights and remedies available under any of the Loan Documents. 8. Limitation of Liability. The Disbursement Agent’s responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Administrative Agent, the Facility Manager or the Lenders the performance of the Borrower, the Architect, the Developer or any Contractor or provider of materials or services in connection with construction of the Project; (b) the Disbursement Agent shall have no responsibility to the Borrower, any other Loan Party, the Administrative Agent, the Lenders, the Facility Manager or any other person as a consequence of performance by the Disbursement Agent hereunder except for any gross negligence or willful misconduct of the 30 Disbursement Agent or a material breach by the Disbursement Agent of its obligations hereunder (in each case, as determined by a court of competent jurisdiction in a final judicial determination); (c) the Borrower shall remain solely responsible for all aspects of its business and conduct in connection with its property and the Project, including, but not limited to, the quality and suitability of the Plans and Specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Borrower, the Administrative Agent, the Contractors, the Architect, the Developer or any third party of any aspect of the construction of the Project or any other matter referred to above; (e) the Disbursement Agent owes no duty of care to the Borrower, any other Loan Party, the Construction Consultant, the Architect, any Contractor, the Facility Manager or any other person to protect against, or to inform any such party against, any negligent, faulty, inadequate or defective design or construction of the Project (f) the Disbursement Agent shall not be liable for any actions taken in good faith; and (g) the Disbursement Agent shall not be liable when relying on legal orders. The Disbursement Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of Borrower, pursuant to the provisions of this Agreement, unless Borrower shall have offered to the Disbursement Agent security or indemnity (satisfactory to the Disbursement Agent) against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction. The permissive rights of the Disbursement Agent to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, the Disbursement Agent shall not be answerable for other than its gross negligence or willful misconduct. Nothing in this Agreement shall require the Disbursement Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder. The Disbursement Agent may act through attorneys or agents and shall not be responsible for the acts or omissions of any such attorney or agent appointed with due care. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations or any other reason, except for its gross negligence or willful misconduct or a material breach of its obligations hereunder (in each case, as determined by a court of competent jurisdiction in a final judicial determination). The Disbursement Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement, instrument, or document other than this Agreement. Neither the Disbursement Agent nor any of its directors, officers, employees, agents or affiliates shall be responsible for nor have any duty to monitor the performance or any action of any other parties. The Disbursement Agent shall be deemed to have satisfied its obligations to make or cause to be made any Disbursement required hereunder upon the delivery of the applicable Disbursement Request or other written instruction, duly acknowledged by the Disbursement Agent, to the Account Bank in respect of the applicable Account or Accounts from which such Disbursement is to be made. The Disbursement Agent shall have no liability for the failure of any such Account Bank to comply with such Disbursement Request or other written instructions. Copies of any Project Budget Amendment Certificate, Material Construction Contract 31 Amendment Certificate, Final Plans Amendment Certificate that are provided to the Disbursement Agent pursuant to this Agreement or otherwise shall not be construed as requiring the Disbursement Agent’s approval of, nor shall the Disbursement Agent be liable or in any way responsible for, the Project Budget, Construction Contract or Final Plans and Specifications associated therewith. In addition, the Disbursement Agent shall have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any certificates, documents or instruments submitted to it in connection with its duties hereunder, and shall be entitled to deem the signatures on any such certificates, documents or instruments submitted to it hereunder as being those purported to be authorized to sign such certificates, documents or instruments on behalf of the parties hereto and shall be entitled to rely (so long as such reliance is reasonable and in good faith) upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Disbursement Agent, the Administrative Agent, each of their affiliates, and each of their and their affiliates’ officers, directors, agents and employees for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement, instrument or transaction contemplated hereby. The Disbursement Agent shall have no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of the assets, written instructions, or any other documents in connection therewith, and will not be regarded as making nor be required to make, any representations thereto. 9. Indemnity. The Borrower shall indemnify the Administrative Agent (and any sub- agent thereof), the Disbursement Agent, the Facility Manager, the Lenders and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable and documented, out-of-pocket losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of one counsel plus local counsel in each relevant jurisdiction for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any party hereto or any third party arising out of, in connection with, or as a result of any Indemnitee’s performance under this Agreement; provided, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses that are determined by a court of competent jurisdiction by final judicial determination to have resulted from the gross negligence or willful misconduct of such Indemnitee. The foregoing indemnities in this Section 9 shall survive the resignation or substitution of the Disbursement Agent, the Administrative Agent, or the Facility Manager, the Lenders (or any of them), or the termination of this Agreement. 10. Termination. This Agreement shall terminate upon the earlier of (a) payment in full in cash of all Obligations and the termination of all Commitments in accordance with the terms of the Credit Agreement, and (b) the completion of the transfer and release of funds contemplated by Sections 4.3 and 4.4; provided, however, that the obligations of the Borrower under Section 9 of this Agreement shall survive termination of this Agreement. 11. Substitution or Resignation of the Disbursement Agent. 11.1 Procedure. A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective as provided in this Section 11. 32 11.1.1 The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon thirty (30) days’ written notice to all parties hereto. The Administrative Agent may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Borrower in writing no less than fifteen (15) days prior to such removal, if: (a) the Disbursement Agent fails to comply with Section 11.3; (b) the Disbursement Agent or any parent company of the Disbursement Agent is adjudged by a court of competent jurisdiction to be bankrupt or insolvent or an order for relief is entered by such court with respect to the Disbursement Agent under the Bankruptcy Code or other Debtor Relief Law; (c) a custodian or receiver takes charge of the Disbursement Agent or any parent company of the Disbursement Agent or its property; (d) the Disbursement Agent becomes incapable of acting in its capacity as disbursement agent hereunder, in the judgment of the Administrative Agent; or (e) the Disbursement Agent or any Affiliate of the Disbursement Agent becomes a Defaulting Lender. 11.1.2 If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Administrative Agent shall use reasonable efforts to promptly (but in no event later than thirty (30) days after such resignation or removal) appoint a successor Disbursement Agent. Any such successor Disbursement Agent shall, so long as no Event of Default has occurred and is continuing, be reasonably acceptable to the Borrower (acceptance not to be unreasonably withheld, delayed or conditioned). The Disbursement Agent shall not be charged with knowledge of any Event of Default under this Agreement or any other agreement unless a Responsible Officer of the Disbursement Agent shall have actual knowledge thereof. 11.1.3 If a successor Disbursement Agent does not take office within thirty (30) days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Administrative Agent or the Borrower may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent.; provided that until a successor Disbursement Agent has been so appointed, the Administrative Agent may act as the Disbursement Agent hereunder. 11.2 Successor Disbursement Agent by Merger, etc. If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent. 11.3 Eligibility; Disqualification. Each Account Bank (other than the Disbursement Agent to the extent that it agrees, in its sole discretion at the request of the Borrower, to act as an Account Bank) with respect to the Accounts shall be at all times a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust and banking power, that is subject to supervision or examination by

33 federal or state authorities and that has a combined capital and surplus of at least […***…] as set forth in its most recent published annual report of condition. 12. Miscellaneous. 12.1 Delay and Waiver. No delay or omission to exercise any right, power or remedy accruing upon the occurrence of any Event of Default or any other breach or default by the Borrower under this Agreement shall impair any such right, power or remedy of the Disbursement Agent, the Administrative Agent or any Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single Default or other breach or default be deemed a waiver of any other Default or other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any of the Disbursement Agent, the Administrative Agent or any Lender of any Default or other breach or default under this Agreement, or any waiver on the part of any of the Disbursement Agent, the Administrative Agent or any Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth and any such waiver shall not constitute a continuing waiver of similar or other breaches or defaults, nor shall any such waiver constitute a waiver by any other party with respect to such breach or default. All remedies under this Agreement or by law or otherwise afforded to any of the Disbursement Agent, the Administrative Agent or any Lender shall be cumulative and not alternative. 12.2 Invalidity. In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting or impairing the validity, legality or enforceability of any other provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction. 12.3 No Authority. The Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Administrative Agent or any of the Lenders. 12.4 Assignment. Subject to Section 11 and Section 10.02 of the Credit Agreement, this Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns. 12.5 Benefit. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof. 12.6 Entire Agreement; Amendments. This Agreement (together with the other Loan Documents) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of the Disbursement Agent, the Administrative Agent and the Borrower. 34 12.7 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by email), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or the next Business Day after being deposited with an overnight delivery service, or, in the case of email notice, when sent (or if sent after 5:00 p.m. EST on a Business Day or on a day other than a Business Day, on the next succeeding Business Day) (provided, however, that in order to be deemed effective, email notice must be accompanied by written notice by an overnight delivery service), addressed as follows or to such other address as the applicable parties may hereafter notify to the other parties: Borrower: c/o Allegiant Travel Company 1201 North Town Center Las Vegas, Nevada 89144 Attention: Gregory Anderson Email: gregory.anderson@allegiantair.com with copy to: Ellis Funk, P.C., 5555 Glenridge Crossing, Suite 675 Atlanta, Georgia 30342 Attention: Robert B. Goldberg, Esq. Email: rgoldberg@ellisfunk.com Administrative Agent: Wilmington Trust, National Association 50 South Sixth Street, Suite 1290 Minneapolis, Minnesota 55402 Attention: Jessica A. Jankiewicz, Loan Agency E-mail: jjankiewicz@wilmingtontrust.com Disbursement Agent: Wilmington Trust, National Association 1100 North Market Street Wilmington, Delaware 19890-1605 Attention: Jeff Marvel E-mail: jjmarvel@wilmingtontrust.com 12.8 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any certificate or affidavit required hereunder by facsimile or other electronic transmission shall be as effective as a manually signed counterpart to this Agreement or such certificate or affidavit. 12.9 Right to Consult Counsel. Each of the Disbursement Agent and the Administrative Agent may, if any of them deems necessary or appropriate, consult with and be advised by counsel (whether such counsel shall be regularly retained or specifically employed) in respect of their duties hereunder and any out-of-pocket expense or fees in connection therewith shall be reimbursed in accordance with the terms of Section 9 and the Credit Agreement. Each of the Disbursement Agent and the Administrative Agent shall be entitled to reasonably rely upon 35 the advice of its counsel in any action taken in its capacity as the Disbursement Agent or the Administrative Agent, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. 12.10 Choice of Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAW OF THE STATE OF NEW YORK). 12.11 Consent to Jurisdiction. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, however, shall affect any right that the Disbursement Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction. (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 12.11. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for in the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. 12.12 Further Assurances. From time to time the Borrower shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Disbursement Agent or the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement. Upon the exercise by the Disbursement Agent or the Administrative Agent of any power, right, privilege or remedy pursuant to this Agreement which requires any Governmental Action, the Borrower shall execute and deliver, or shall use commercially reasonable efforts to cause the execution and delivery by all parties other than a Loan Party of, all applications, certifications, instruments and other documents and papers that the Disbursement Agent or the Administrative Agent may reasonably request in connection with such Governmental Action. 12.13 Reinstatement. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of any of the Borrower’s 36 obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Disbursement Agent, the Administrative Agent or any Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. 12.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.14. 12.15 Substitution of Accounts. Provided no Event of Default shall have occurred and be continuing, the Borrower shall have the right to substitute the applicable Account Bank holding the Borrower Account or the Construction Disbursement Account with another bank reasonably satisfactory to the Administrative Agent so long as (a) all funds on deposit in the applicable account held by the applicable financial institution are moved to the newly opened account at the replacement bank, (b) the Borrower grants Liens over the newly opened account to the Administrative Agent, and (c) the replacement bank enters into control agreements in form and substance reasonably satisfactory to the Administrative Agent. 12.16 Confidentiality. Section 10.03 of the Credit Agreement shall apply mutatis mutandis. 12.17 Force Majeure Event. The Administrative Agent and the Disbursement Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility. 12.18 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

37 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [Signature Page to Disbursement Agreement] IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written. WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent By: Name: Title: WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Disbursement Agent By: Name: Title: SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit A to Disbursement Agreement Page 2 EXHIBIT A to DISBURSEMENT AGREEMENT FORM OF DISBURSEMENT REQUEST [_______], 20[_] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Request No. [_________] under the Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Disbursement Request of $[_________] Requested Disbursement Date: [_________], 20[_] Ladies and Gentlemen: The Company submits this Disbursement Request (the “Disbursement Request”) pursuant to the Disbursement Agreement. Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement. The Company hereby requests that you, in your capacity as Disbursement Agent under the Disbursement Agreement, on the requested disbursement date set forth above (the “Requested Disbursement Date”): (i) cause the transfer of $[_____] from the Construction Disbursement Account to the Borrower Account as follows: $[_____] to Restricted Account Number [__________]. In connection with the requested disbursements, the Company hereby represents, warrants and certifies as of the date hereof as follows: (a) This paragraph concerns Hard Costs. Schedule 1(a) accurately lists each party for whom payment is to be made from the requested funds transfers and, for each Line Item and for each party to whom payment is to be made with respect to such Line Item, the following: (i) the required payment date for each applicable payment; (ii) the name of the payee to be paid or that was paid, as applicable; (iii) the current payment requested with respect to the Project; (iv) the increase or decrease in accrued but unpaid Retainage Amount, if any, for such payee since the last

Exhibit A to Disbursement Agreement Page 3 Disbursement Request (after giving effect to the payment to such payee contemplated by this Disbursement Request); (v) the total amount contemplated to be payable to such payee under the terms of its applicable Construction Contract through completion of all work and delivery of all materials contemplated by the Construction Contract (i.e., the total contract amount) with respect to the Project; (vi) the total payments made to such payee under its applicable Construction Contract with respect to the Project through the date hereof (after giving effect to the payment to such payee contemplated by this Disbursement Request) with respect to the Project; (vii) the aggregate accrued Retainage Amounts (if any) which shall continue to be owed with respect to such Construction Contract (after giving effect to the applicable payment contemplated by the Disbursement Request); and (viii) the percentage of the work actually completed, or the materials actually delivered, under the Construction Contract through the date for which payment is made as contemplated hereunder (expressed as a percentage of the total work and materials contemplated by the Construction Contract through completion), or, if payment is to be made based on invoice, or is otherwise required by such Construction Contract, confirmation that a copy of the applicable invoice is attached, and a description of the purpose of such payment, specifying the Line Item relating to each such payment. The information set forth in Schedule 1(a) is true, correct and complete in all material respects. (b) This paragraph concerns Soft Costs. Schedule 1(b) accurately lists each party and/or purpose for which payment is requested and, for each Line Item and for each party and/or purpose for which payment is requested with respect to such Line Item, the following: (i) the required payment date for each applicable payment, (ii) the name of the payee to be paid; (iii) the current payment requested; and (iv) the Line Item relating to each such payment. The information set forth in Schedule 1(b) is true, correct and complete in all material respects. (c) This paragraph concerns Project Costs. The Company has delivered or caused to be delivered to the Construction Consultant duly executed interim or final lien releases, affidavits and agreements as required by the Disbursement Agreement (copies of which are attached hereto as Attachment 1), from the Contractor and each other Contractor under the applicable Line Item (other than (x) suppliers and providers of materials and equipment, (y) any Contractor that is a subcontractor of the Contractor or any other Contractor or (z) Contractors that do not have the right to impose materialmen’s or mechanics liens on the Project) with respect to the Project Costs subject to Disbursement which are paid to the Contractor and such other Contractors, excluding Retainage Amounts and Disputed Amounts. The lien release summary chart attached hereto as Schedule 2 and the lien releases, affidavits and agreements attached hereto as Attachment 1 are true, correct and complete in all material respects. (d) The aggregate Disputed Amounts are $________________. The disputed portion of the Disputed Amounts is equal to $____________ and the undisputed portion of the Disputed Amounts is equal to $_______________. Exhibit A to Disbursement Agreement Page 4 (e) [The Final Completion Date is expected to occur on or before the Final Completion Deadline.]1 (f) The Company has previously delivered to the Disbursement Agent, Construction Consultant and the Administrative Agent copies of any replacement Key Construction and Design Contract executed on or before the date of this Disbursement Request, together with (i) a Consent signed by the counterparty to such Key Construction and Design Contract; and (ii) copies of all performance and payment bonds (with original bonds delivered to the Administrative Agent), provided by any Contractor party to such Key Construction and Design Contract, provided, however, that if such Contractor is a subcontractor of the Contractor, then no performance and payment bonds will be required. (g) [Reserved.] (h) The Company has caused the Title Company to have delivered to the Administrative Agent, the Disbursement Agent and the Construction Consultant an Update Endorsement to each Title Policy delivered pursuant to Section 5.10(c) of the Credit Agreement in form reasonably acceptable to the Administrative Agent (such endorsement to provide mechanic’s lien coverage and advance the effective date of the Title Policy to the last day of the period covered by the immediately preceding Disbursement as identified in the corresponding Disbursement Request without adding any additional exclusions or exceptions to coverage) and any other endorsement or report necessary in order to insure or reflect the continuing priority of the Lien of the Mortgage as security for the requested Disbursement and confirming and/or insuring or reflecting that through the last day of the period covered by the immediately preceding Disbursement as identified in the corresponding Disbursement Request, (i) there are no exceptions to the coverage of the Title Policy and (ii) there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of the Mortgage other than (x) the Permitted Encumbrances and (y) any other exceptions to title that are reasonably acceptable to the Administrative Agent. (i) All disbursements requested under this Disbursement Request are for the payment of Project Costs incurred for (i) work that is materially consistent with the requirements of clause (c) above, (ii) materials that have been delivered to the Project site and are incorporated into the Project or will be incorporated within the next one hundred twenty (120) days, or (iii) Unincorporated Materials complying with the requirements of Section 4.1.2(d) of the Disbursement Agreement. A true, correct and complete (in all material respects) inventory of all Unincorporated Materials with an individual or aggregate cost in excess of […***…], and the related evidence required to be delivered pursuant to Section 4.1.2(d) of the Disbursement Agreement, is attached hereto as Schedule 3. 1 In each case, applicable only to the extent the Final Completion Date or Final Completion Deadline has not already occurred. Exhibit A to Disbursement Agreement Page 5 (j) As of the date hereof, no Event of Default has occurred and is continuing and the transfers in connection herewith will not constitute, result in, nor create an Event of Default. (k) All fees, expenses and other charges due and payable under the Loan Documents have been paid or will be paid out of the disbursement requested hereunder. (l) [Reserved.] (m) All proceeds of all previous Disbursement Requests, except for $[_____] remaining in the Borrower Account, have been expended and have been applied to pay Project Costs in accordance with the Project Budget and the Disbursement Agreement. Schedule 4 accurately lists in all material respects the Hard Costs and Soft Costs paid from the Borrower Account since the last Requested Disbursement Date, in each case, segregated by Line Item. The information set forth on Schedule 4 is true, correct and complete in all material respects. (n) Borrower has funded Borrower’s Share of such Project Costs, which is equal to $[______________]. (o) [Reserved] (p) [Reserved] (q) [Reserved] (r) The construction performed as of the date hereof is substantially in accordance with the Final Plans and Specifications, as in effect on the date hereof, for the Project. (s) The Company has obtained any other Applicable Permits required to proceed with construction of the Project as of the date of such disbursement. (t) Each representation and warranty of the Company set forth in the Disbursement Agreement, any of the other Loan Documents, or in any certificates delivered in connection with any of the foregoing is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” (as defined in the Credit Agreement) or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such applicable date). (u) The conditions precedent set forth in Section 4.1.2 of the Disbursement Agreement have been satisfied or waived in accordance with the requirements of the Disbursement Agreement as of the date of this Disbursement Request. Exhibit A to Disbursement Agreement Page 6 (v) [The Company has previously delivered to the Disbursement Agent, Construction Consultant and the Administrative Agent a list of remaining Punchlist Items and such list is true, correct and complete, in all material respects.]2 The Administrative Agent and the Disbursement Agent are entitled to rely on the foregoing representations, warranties and certifications in authorizing and making the disbursements requested by this Disbursement Request. [SIGNATURE PAGE FOLLOWS] 2 Applicable only to Disbursement Requests after the Final Completion Date.

Exhibit A to Disbursement Agreement Page 7 IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of the date set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit A to Disbursement Agreement Page 8 SCHEDULE 1(a) to Disbursement Request HARD COST REPORT (i) Required Payment Date (ii) Payee (iii) Current Payment Amount (iv) Increase/ Decrease in Retainage Amount Since Last Disbursement Request (v) Total Amount Payable Under Construction Contract Terms (vi) Payments Under Construction Contract to Date (vii) Aggregate Accrued and Unpaid Retainage Amounts for Construction Contract (viii) % of Construction Contract Work Completed Total for Line Item Total for Line Item Exhibit A to Disbursement Agreement Page 9 SCHEDULE 1(b) to Disbursement Request SOFT COST REPORT 2. SOFT COSTS (i) Required Payment Date (ii) Payee (iii) Current Payment Amount Line Item: ___________________________________ Total for Line Item Line Item: ___________________________________ Total for Line Item Exhibit A to Disbursement Agreement Page 10 SCHEDULE 2 to Disbursement Request LIEN RELEASE SUMMARY – MASTER LIST1 Waivers received for work billed through [__________ __], 20[_] Submitted pursuant to §4.1.2(a)(ii) of the Disbursement Agreement Contractor Waiver Amount Notes Conditional (Current Period) Unconditional Total Waivers (Cumulative) 1 Summary chart should address all Lien Releases and Waivers received through the date of master list

Exhibit A to Disbursement Agreement Page 11 SCHEDULE 3 to Disbursement Request UNINCORPORATED MATERIALS INVENTORY SUMMARY NO. [____] Contractor Supplier Name Address of Location of Off-site Stored Materials (if available) Description of Stored Materials (Column G) Total Materials Presently Stored TOTALS Exhibit A to Disbursement Agreement Page 12 ATTACHMENT 1 to Disbursement Request LIEN RELEASES Exhibit A to Disbursement Agreement Page 13 SCHEDULE 4 to Disbursement Request RECONCILIATION OF PROJECT COSTS PAID FROM BORROWER ACCOUNT Exhibit A to Disbursement Agreement Page 14 SCHEDULE 5 to Disbursement Request AMOUNT IN BORROWER ACCOUNT (i) Amount on deposit, collectively, in the Borrower Account on the date hereof (prior to deposits in the Borrower Account pursuant to this Disbursement Request: $[_________] (ii) Amount requested in this Disbursement Request to be held in the Borrower Account, after giving effect to the payment of Project Costs: $[_________] TOTAL:1 (i) + (ii): $[_________] 1 Shall not exceed the Available Construction Funds.

EXHIBIT B to DISBURSEMENT AGREEMENT [RESERVED] EXHIBIT C to DISBURSEMENT AGREEMENT FORM OF PROJECT BUDGET AMENDMENT CERTIFICATE [_______], 20[_] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended and otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Project Budget Amendment No. [__] Ladies and Gentlemen: The Company requests that the Project Budget for the Project be amended as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to Section 6.1.3 of the Disbursement Agreement. In connection with the requested Project Budget amendment, the Company represents, warrants and certifies as follows: (a) [Reserved.] (b) Funding to pay the costs represented by any Line Item increase is available from the sources set forth in Section 6.1.1 of the Disbursement Agreement, as set forth on Schedule 1 hereto. (c) Funding to pay the costs represented by any additional Line Item category, if any, is available from the sources set forth in Section 6.1.1 of the Disbursement Agreement, as set forth on Schedule 1 hereto. (d) The Project Budget in effect immediately prior to the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 2, and the Project Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 3. (e) Following any such amendment: (i) the Project Budget will continue to provide for construction of improvements which are consistent with or in excess of the Minimum Facilities; (ii) the Company reasonably believes that the Project Budget will permit [the Hotel Opening Date to occur on or prior to the Final Completion Deadline and the Final Completion Date to occur on or before the Final Completion Deadline]1; and (iii) the Project Budget will reasonably establish the Line Item components of 1 In each case, applicable only to the extent the Final Completion Date or Opening Date has not already occurred. Exhibit C to Disbursement Agreement Page 2 the work required to be undertaken in order to complete construction of the Project, and will reasonably establish the cost of completing each Line Item component of such work. (f) The construction performed as of the date hereof is substantially in accordance with the Final Plans and Specifications, as in effect on the date hereof. [The Final Completion Date is expected to occur on or prior to the Final Completion Deadline.]2 (g) After giving effect to the proposed amendment, the Company reasonably believes that the Project Budget accurately sets forth the anticipated Project Costs through the Final Completion Date, allocated among the various Line Item components thereof identified on the Project Budget in effect on the Closing Date, or amended to date in accordance with the Disbursement Agreement. (h) [Reserved]. (i) As of the date hereof, after giving effect to the proposed amendment no Event of Default has occurred and is continuing. (j) The undersigned certifies that this Project Budget Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement, the Credit Agreement and all conditions precedent thereto have been met. (k) Schedule 1 attached hereto is true, correct and complete, in all material respects. (l) Following the proposed amendment, each representation and warranty of the Company set forth in the Disbursement Agreement, any of the other Loan Documents, or in any certificates delivered in connection with any of the foregoing is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” (as defined in the Credit Agreement) or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such applicable date). The Disbursement Agent, the Construction Consultant and the Administrative Agent are entitled to rely on the foregoing representations, warranties and certifications. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement. [SIGNATURE PAGE FOLLOWS] 2 In each case, applicable only to the extent the Final Completion Date or Opening Date has not already occurred. Exhibit C to Disbursement Agreement Page 3 IN WITNESS WHEREOF, the undersigned has executed this Project Budget Amendment Certificate as of the date first set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title:

Exhibit C to Disbursement Agreement Page 4 SCHEDULE 1 Amendment No. [__] to Project Budget. I. Increases to Line Items: [REPEAT AS NECESSARY] A. The following Line Item is increased: Old Amount of Line Item: Amount of Increase: New Total For Line Item: Source of Funds For Increase: Source Amount Cost Savings (if any) $ _____________________ Reduction in “Contingency” Line Item $ _____________________ Additional Equity Proceeds $ _____________________ Funds available to the Company outside of the Accounts to the extent deposited in the Construction Disbursement Account, $ _____________________ Total $ _____________________ II. Decreases to Line Items: [REPEAT AS NECESSARY] A. The following Line Item is decreased: Old Amount of Line Item: Amount of Decrease: New Amount of Line Item: Amount of Cost Savings (if any): $_______________ Reduction in “Contingency” Line Item $_______________ Exhibit C to Disbursement Agreement Page 5 III. New Project Budget Totals The total Project Budget for the Project is now: $ _____________________ The amount disbursed to date for the Project is now: $ _____________________ Remaining amounts to be spent: $ _____________________ Available Construction Funds for Project: $ _____________________ Exhibit C to Disbursement Agreement Page 6 SCHEDULE 2 Existing Project Budget [COMPANY TO PROVIDE] Exhibit C to Disbursement Agreement Page 7 SCHEDULE 3 New Project Budget [COMPANY TO PROVIDE]

EXHIBIT D to DISBURSEMENT AGREEMENT FORM OF MATERIAL CONSTRUCTION CONTRACT AMENDMENT CERTIFICATE [_______], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended and otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Amendment No. [___] to Construction Contract dated [_______] (the “Construction Contract”) between [_____________________] and the Company Ladies and Gentlemen: The Company notifies you of the amendment to the above-referenced Construction Contract as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to Section 6.2 of the Disbursement Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement. In connection with the Material Construction Contract Amendment, the Company hereby represents, warrants and certifies as follows: (a) After giving effect to such Material Construction Contract Amendment (and any related amendment to the Project Budget): (i) The Project Budget will provide for construction of improvements which are consistent with or in excess of the Minimum Facilities; (ii) If the Material Construction Contract Amendment will effect an amendment to the Project Budget, then the Company shall have complied with the requirements set forth in Section 6.1 of the Disbursement Agreement; (iii) [Reserved]; (iv) If the Material Construction Contract Amendment will effect a Material Change Order, then the Company shall have complied with the requirements set forth in Section 6.6 of the Disbursement Agreement; (v) If the Material Construction Contract Amendment will effect an amendment to the Project Schedule, then the Company shall have complied with the requirements set forth in Section 6.14 of the Disbursement Agreement; (vi) If the Company delivered a payment or performance bond with respect to the Construction Contract subject to this Material Construction Contract Amendment, then, if such Material Construction Contract Amendment would impair the validity of such bond, the Company Exhibit D to Disbursement Agreement Page 2 has delivered a consent with this Material Construction Contract Amendment from the surety under such bond; and (vii) The Company expects that the Project can be completed within the Line Items pertaining to the Construction Contract: (A) in a timely manner so as to permit [the Final Completion Date to occur on or prior to the Final Completion Deadline]1; and (B) within the aggregate amounts specified for the Line Item on the Project Budget. (b) After giving effect to the proposed Material Construction Contract Amendment (and any related amendment to the Project Budget), the Company reasonably believes that the Project Budget accurately sets forth the anticipated Project Costs through the Final Completion Date, allocated among the various Line Item components thereof identified on the Project Budget in effect on the Closing Date, or as amended to date in accordance with the Disbursement Agreement. (c) As of the date hereof and after giving effect to the proposed Material Construction Contract Amendment (and any related amendment to the Project Budget), no Event of Default has occurred and is continuing. (d) Each representation and warranty of the Company set forth in the Disbursement Agreement, any of the other Loan Documents, or in any certificates delivered in connection with any of the foregoing is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” (as defined in the Credit Agreement) or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such applicable date). The undersigned certifies that this Material Construction Contract Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Credit Agreement, and all conditions precedent thereto have been met. The Disbursement Agent, the Construction Consultant and the Administrative Agent are entitled to rely on the foregoing representations, warranties and certifications. [SIGNATURE PAGE FOLLOWS] 1 In each case, applicable only to the extent the Final Completion Date or Opening Date has not already occurred. Exhibit D to Disbursement Agreement Page 3 IN WITNESS WHEREOF, the undersigned has executed this Material Construction Contract Amendment Certificate as of the date first set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit D to Disbursement Agreement Page 4 SCHEDULE 1 (Copy of Executed Material Construction Contract Amendment) [COMPANY TO PROVIDE]

EXHIBIT E-1 to DISBURSEMENT AGREEMENT FORM OF COMPANY’S COMPLETION CERTIFICATE [________], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Company’s Completion Certificate dated as of [______], 20[__] Ladies and Gentlemen: This certificate is delivered to you pursuant to the Disbursement Agreement. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Company hereby represents, warrants and certifies as follows: (a) The Hotel Opening Date has occurred, and the Project is open for business to the public; (b) The Reserved Amounts currently unpaid are as follows: (i) $[_____] for the Punchlist Completion Amount; (ii) $[_____] for the aggregate Disputed Amounts with respect to all Construction Contracts; and (iii) $[_____] for Retainage Amounts; (c) All amounts required to be paid to the Contractors in connection with causing the Project to achieve the Substantial Completion Date have been paid, other than Reserved Amounts set forth above that, in each case, have been reserved in the Construction Disbursement Account as set forth in the definition of “Completion” in the Disbursement Agreement; (d) The Company has received from each Contractor, other than Contractors that are a subcontractor of another Contractor, lien releases, affidavits and agreements in the Florida statutory form or another form reasonably acceptable to the Administrative Agent and the Title Company, copies of which are attached hereto; (e) There are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record, insured over or bonded over; (f) All material Applicable Permits with respect to the operating of the Project in all material respects have been issued and are in full force and effect; (g) Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate; Exhibit E-1 to Disbursement Agreement Page 2 (h) Attached hereto as Exhibit 2 is an Update Endorsement to the title policy from the Title Company; (i) The Company has delivered to the Construction Consultant, the Administrative Agent and the Disbursement Agent a list of any remaining Punchlist Items, including the estimated cost of completing the same (j) The Company has received from the Architect a certificate or notice of “Substantial Completion” of the work on Form AIA Document G704. The Company has accepted such certificate or notice, a copy of which is attached hereto as Exhibit 3; and (k) The Company has received a temporary certificate of occupancy from the applicable Governmental Authority. The Disbursement Agent, the Administrative Agent and the Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications. [SIGNATURE PAGE FOLLOWS] Exhibit E-1 to Disbursement Agreement Page 3 IN WITNESS WHEREOF, the undersigned has executed this Company’s Completion Certificate as of the date first set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit E-1 to Disbursement Agreement Page 4 EXHIBIT 1 Certificate of Construction Consultant Company’s Completion Certificate [_______], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Company’s Completion Certificate dated as of [__________], 20[__] Ladies and Gentlemen: CREDE Construction Advisory, LLC (the “Construction Consultant”) hereby represents, warrants and certifies as follows: (a) The Construction Consultant has reviewed the above referenced Company’s Completion Certificate. (b) The Construction Consultant hereby confirms the accuracy, in all material respects, of each of the following: (i) The Hotel Opening Date has occurred and the Project is open for business to the public; (ii) To the best of the Construction Consultant’s knowledge after due inquiry, the Reserved Amounts currently unpaid are as follows: (i) $[_____] for the Punchlist Completion Amount; (ii) $[_____] for the aggregate Disputed Amounts with respect to all Construction Contracts; and (iii) $[_____] for Retainage Amounts; (iii) To the best of the Construction Consultant’s knowledge after due inquiry, all amounts required to be paid to the Contractors in connection with causing the Project to achieve the Final Completion Date have been paid, other than Permitted Amounts set forth above that, in each case, have been reserved in the Construction Disbursement Account as set forth in the definition of “Completion” in the Disbursement Agreement; (iv) The Construction Consultant has received lien releases, affidavits and agreements in the Florida statutory form or another form reasonably acceptable to the Administrative Agent and the Title Company, copies of which are attached to the above referenced Company’s Completion Certificate;

Exhibit E-1 to Disbursement Agreement Page 5 (v) To the best of the Construction Consultant’s knowledge after due inquiry, there are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or, if payment is not yet due or if any portion of such payment is contested in good faith by the Company, sufficient funds remain in the Construction Disbursement Account to discharge the amount reasonably anticipated in good faith by the Company as its liability with respect to such Liens or the Company has obtained title insurance coverage with respect thereto or a bond securing payment of such item; and (vi) The list of remaining Punchlist Items, including the estimated cost of completing the same, delivered by the Company is satisfactory to Construction Consultant as a reasonable punchlist in all material respects. (c) The Construction Consultant last visited the Project on [_________]. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement. The Disbursement Agent and the Administrative Agent are entitled to rely on the foregoing representations, warranties and certifications. [SIGNATURE PAGE FOLLOWS] Exhibit E-1 to Disbursement Agreement Page 6 IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of the date first set forth above. CREDE CONSTRUCTION ADVISORY, LLC By:______________________________ Name: Title: Exhibit E-1 to Disbursement Agreement Page 7 EXHIBIT 2 Update Endorsement [To be attached.] Exhibit E-1 to Disbursement Agreement Page 8 EXHIBIT 3 Architect’s Notice of Substantial Completion [COMPANY TO PROVIDE]

EXHIBIT E-2 to DISBURSEMENT AGREEMENT FORM OF COMPANY’S FINAL COMPLETION CERTIFICATE [_______], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Company’s Final Completion Certificate dated as of [__________], 20[__] Ladies and Gentlemen: This certificate is delivered to you pursuant to the Disbursement Agreement. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Company hereby represents, warrants and certifies as follows: (a) The Final Completion Date has occurred; (b) All amounts required to be paid to the Contractors have been paid other than Disputed Amounts; (c) The aggregate Reserved Disputed Amounts with respect to all Construction Contracts have been reserved in the Construction Disbursement Account (d) The Construction Consultant has received lien releases, affidavits and agreements in the Florida statutory form or another form reasonably acceptable to the Administrative Agent and the Title Company, copies of which are attached to the above referenced Company’s Completion Certificate; (e) There are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record, insured over or bonded over; (f) [Attached hereto as Exhibit 1 is the signed certificates of the Construction Consultant]1; (g) Attached hereto as Exhibit 2 is an Update Endorsement to the title policy from the Title Company; 1 To be included only if requested by the Administrative Agent. Exhibit E-2 to Disbursement Agreement Page 2 (h) [The Company has delivered, or caused to be delivered, to the Administrative Agent, the Construction Consultant and the Disbursement Agent “as-built” Plans and Specifications showing the final specifications of all improvements comprising the Project]2; (i) The Company has delivered, or caused to be delivered, to the Administrative Agent, the Construction Consultant and the Disbursement Agent copies of all material warranty documentation, together with all material guaranties and maintenance agreements, in each case provided to or for the benefit of the Company pursuant to a Construction Contract in respect of the improvements comprising the Project;3; and (j) The Company has delivered, or caused to be delivered, to the Administrative Agent and the Disbursement Agent evidence demonstrating continued compliance with the insurance requirements under Section 5.09 of the Credit Agreement. The Disbursement Agent, the Administrative Agent and the Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications. [SIGNATURE PAGE FOLLOWS] 2 To be included only if requested by the Administrative Agent. 3 To be included only if requested by the Administrative Agent. Exhibit E-2 to Disbursement Agreement Page 3 IN WITNESS WHEREOF, the undersigned has executed this Company’s Final Completion Certificate as of the date first set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit E-2 to Disbursement Agreement Page 4 EXHIBIT 1 Certificate of Construction Consultant Company’s Final Completion Certificate [_______], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Company’s Final Completion Certificate dated as of [__________], 20[__] Ladies and Gentlemen: CREDE Construction Advisory, LLC (the “Construction Consultant”) hereby represents, warrants and certifies as follows: (a) The Construction Consultant has reviewed the above referenced Company’s Final Completion Certificate. (b) The Construction Consultant hereby confirms the accuracy, in all material respects, of each of the following: (i) The Final Completion Date has occurred; (ii) The Construction Consultant has received copies of final lien releases, affidavits, and agreements from the Contractor and each other Contractor with respect to the Line Item entitled “Construction Contract, including Site Work and Infrastructure Improvements” (other than (x) suppliers and providers of materials and equipment, (y) any Contractor that is a subcontractor of the Contractor or any other Contractor and (z) Contractors that do not have the right to impose materialmen’s or mechanics liens on the Project), substantially in the form of Exhibit I-2 of the Disbursement Agreement, or another form reasonably acceptable to the Administrative Agent, copies of which are attached to the above referenced Company’s Final Completion Certificate; and (iii) There are no mechanic’s liens or other liens, charges or orders filed against the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or, if payment is not yet due or if any portion of such payment is contested in good faith by the Company, the Company has reserved the amount reasonably necessary to discharge the amount reasonably anticipated in good faith by the Company as its liability with respect to such Liens or the Company has obtained title insurance coverage with respect thereto or a bond securing payment of such item.

Exhibit E-2 to Disbursement Agreement Page 5 (c) The Construction Consultant last visited the Project on [_________]. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement. The Disbursement Agent and the Administrative Agent are entitled to rely on the foregoing representations, warranties and certifications. [SIGNATURE PAGE FOLLOWS] Exhibit E-2 to Disbursement Agreement Page 6 IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of the date first set forth above. CREDE Construction Advisory, LLC By:___________________________ Name: Title: Exhibit E-2 to Disbursement Agreement Page 7 EXHIBIT 2 Update Endorsement [To be attached.] EXHIBIT F to DISBURSEMENT AGREEMENT [RESERVED]

EXHIBIT G to DISBURSEMENT AGREEMENT FORM OF FINAL PLANS AND SPECIFICATIONS AMENDMENT CERTIFICATE [_______], 20[__] Wilmington Trust, National Association 1100 North Market Street Wilmington, DE 19890-1605 Attention: Jeff Marvel Fax: (302) 636-4149 Email: jjmarvel@wilmingtontrust.com Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the “Disbursement Agreement”), of Sunseeker Florida, Inc., a Florida corporation (the “Company”) Final Plans and Specifications Certificate Ladies and Gentlemen: The Company requests that the [Final Plans and Specifications for the Project be amended to include the Plans and Specifications described on Schedule 2 to this certificate] [Plans and Specifications described on Schedule 2 to this certificate become Final Plans and Specifications]. This certificate is delivered pursuant to Section 6.6 of the Disbursement Agreement. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the [requested Final Plans and Specifications amendment][finalization of such Plans and Specifications], the Company hereby represents, warrants and certifies as follows: (a) [The Final Plans and Specifications, as currently in effect, are described on Schedule 1.] The [proposed] [amendments to the] Final Plans and Specifications which will become the Final Plans and Specifications with respect to any particular work or improvement, as of the date hereof are set forth in Schedule 2, and with respect thereto: (i) have received all Applicable Permits required to approve such Plans and Specifications necessary to commence construction of such work or improvements described therein; (ii) contain sufficient specificity to permit completion of such work or improvement described therein; (iii) are consistent with constructing the Project to include the Minimum Facilities; (iv) have been signed by the Architect and, contemporaneously herewith, Borrower has delivered the Certificate of Architect in the form set forth on Exhibit 1 attached hereto; (v) call for construction of the Project in a manner consistent with the Final Completion Date occurring on or prior to the Final Completion Deadline and the Hotel Opening Date occurring on or prior to the Final Completion Deadline; and Exhibit G to Disbursement Agreement Page 2 (vi) have been delivered to the Construction Consultant and the Disbursement Agent. (b) The construction performed as of the date hereof is substantially in accordance with the Final Plans and Specifications, as amended or otherwise modified through the date hereof (and to the extent currently in effect). After giving effect to [this proposed amendment to the Final Plans and Specifications][the finalization of such Plans and Specifications] and any concurrent amendment to the Project Budget, the Company expects that [the Hotel Opening Date will occur on or prior to the Final Completion Deadline and the Final Completion Date will occur on or prior to the Final Completion Deadline]1. (c) After giving effect to [this proposed amendment to the Final Plans and Specifications][the finalization of such Plans and Specifications] and any concurrent amendment to the Project Budget, the Company reasonably believes that the Project Budget accurately sets forth the anticipated Project Costs in all material respects through the Final Completion Date, allocated among the various Line Item components thereof identified on the Project Budget in effect on the Closing Date or as amended in accordance with the Disbursement Agreement. (d) As of the date hereof and after giving effect to the [proposed amendment to the Final Plans and Specifications][finalization of such Plans and Specifications] and any concurrent amendment to the Project Budget, no Default has occurred and is continuing. The Disbursement Agent, the Administrative Agent and the Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications. The undersigned certifies that this Final Plans and Specifications Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the Credit Agreement, and all conditions precedent thereto have been met. [SIGNATURE PAGE FOLLOWS] 1 In each case, applicable only to the extent the Final Completion Date or Opening Date has not already occurred. Exhibit G to Disbursement Agreement Page 3 IN WITNESS WHEREOF, the undersigned has executed this Final Plans and Specifications Certificate as of the date first set forth above. SUNSEEKER FLORIDA, INC., a Florida corporation By: Name: Title: Exhibit G to Disbursement Agreement Page 4 SCHEDULE 1 Description of Final Plans and Specifications [COMPANY TO PROVIDE]

Exhibit G
to
Disbursement Agreement
Page 5

SCHEDULE 2

Description of [proposed Final Plans and Specifications] [amendment(s) to Final Plans and Specifications]

Amendment No. [__] to Final Plans and Specifications.

I. The following describes new Final Plans and Specifications for any work or improvements to be included in the Project and for which no Final Plans and Specifications currently exist or in replacement of preliminary Plans and Specifications:

	Work or Improvement	Architect	Drawing Number
1.			
2.			
3.			

II. The following describes replacement Final Plans and Specifications for any work or improvements to be included in the Project and for which Final Plans and Specifications currently exist:

	Work or Improvement	Drawing Number of Replaced Final Plans and Specifications	Architect of New Final Plans and Specifications	Drawing Number of New Final Plans and Specifications
1.				
2.				
3.				

Exhibit G
to
Disbursement Agreement
Page 6

EXHIBIT 1
Certificate of Architect

[_______], 20[__]

Wilmington Trust, National Association
1100 North Market Street
Wilmington, DE 19890-1605
Attention: Jeff Marvel
Fax: (302) 636-4149
Email: jjmarvel@wilmingtontrust.com

Re: Disbursement Agreement, dated as of October 13, 2021 (as amended or otherwise modified from time to time, the "**Disbursement Agreement**"), of Sunseeker Florida, Inc., a Florida corporation (the "**Company**")

Final Plan and Specifications Certificate dated as of [__________], 20[__]

Ladies and Gentlemen:

L2 Studios, Inc. (the "**Architect**") hereby represents, warrants and certifies as follows:

(a) The Architect has reviewed the above referenced Final Plans and Specifications Certificate and the Disbursement Agreement to the extent necessary to understand the defined terms contained herein and in the Final Plans and Specifications Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein.

(b) The Architect hereby certifies and confirms the accuracy, in all material respects, of the certifications contained in Paragraphs (a)(i)-(v) and (b) of the above-referenced Final Plans and Specifications Certificate.

(c) The Architect last inspected the Project on [__________].

The Disbursement Agent, the Administrative Agent and the Construction Consultant are entitled to rely on the foregoing representations, warranties and certifications. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

[SIGNATURE PAGE FOLLOWS]

Exhibit G
to
Disbursement Agreement
Page 7

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of the date first set forth above.

L2 STUDIOS, INC.

By:____________________________
Name:
Title:

Exhibit G
to
Disbursement Agreement
Page 8

EXHIBIT H
to
DISBURSEMENT AGREEMENT

KEY CONSTRUCTION AND DESIGN CONTRACTS

1. Development Agreement
2. Sub-Development Agreement
3. Architectural Services Agreement
4. Bear's Plumbing
5. KHS&S (drywall hotel)
6. Ion Electrical (electrical hotel)
7. AA Stucco (drywall A&E)
8. Bernhard MCC (HVAC hotel)
9. Fuse Specialty (concrete shell all buildings)

[Signature Page to Disbursement Agreement]